UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 – October 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Income Trust

Annual report
10 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 21

Message from the Trustees

December 9, 2021

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year. Corporate earnings rose as the economy reopened and stimulus policies helped increase demand. Bonds, on the other hand, had a subpar year amid higher inflation. To respond to inflation risk, in part, the U.S. Federal Reserve has begun to reduce its monthly asset purchases, a program put in place during the Covid-19 pandemic.

Changes and opportunities lie ahead. In November, Congress passed the bipartisan Infrastructure Investment and Jobs Act. It will increase funding for roads, ports, rail, and other projects in the coming decade.

As companies continue to adapt to the pandemic, many of them face new challenges, like rebuilding supply chains, hiring workers, and addressing climate risk. Amid all of it, Putnam’s researchers will be actively looking for potential investments to meet the goals of your fund.

Thank you for investing with Putnam.

Investing in today’s bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund’s managers actively position the portfolio in securities from a broad range of sectors.

The fund’s management team has an average of more than 25 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

Illustration shows the fund’s five largest currency exposures as of 10/31/21.

Allocations in each currency may vary over time.

Fund allocations are shown as a percentage of the fund’s net assets as of 10/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 28-80.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/21. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 Global Income Trust

What was the market environment like during the reporting period?

Global financial markets were mixed during the 12-month period, buoyed by a recovering economy, the lifting of mobility restrictions in some countries, and fiscal stimulus. Concerns about higher inflation, the timing of when the U.S. Federal Reserve would taper its bond-buying program, China’s slowing economy, and the Covid-19 Delta variant have percolated throughout the markets over the last few months. In the U.S. bond markets, yields on longer-term Treasuries have been edging higher, while shorter-term yields have been relatively steady. Uncertainty in Washington, D.C., over the multitrillion-dollar infrastructure package weighed on investors’ minds as well.

In early November 2021, Federal Reserve Chair Jerome Powell said the central bank will begin scaling back bond purchases by $15 billion per month. Still, he added that Fed officials could be patient on raising interest rates and that tapering does not signal higher interest rates any time soon. The yield on the benchmark 10-year U.S. Treasury note fluctuated for most of the 12-month period, before rallying above 1.60% in October 2021. The yield fell back to 1.55% at the end of the reporting period.

Global Income Trust 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Within this environment, risk-driven assets performed well overall but pulled back late in the period. High-yield corporate credit registered a solid advance, driven by a recovery in the energy sector. Conversely, longer-term U.S. Treasuries and other government securities lagged against the backdrop of sharply rising bond yields during the first quarter of 2021 and again in late September.

How did the fund perform for the 12 months ended October 31, 2021?

The fund’s class A shares declined 2.43%, underperforming the 1.24% drop of the fund’s benchmark, the Bloomberg Global Aggregate Bond Index.

Which holdings and strategies aided the fund’s relative performance during the period?

Mortgage credit strategies contributed significantly to returns. Commercial mortgage-backed securities [CMBS], in particular, led the way as spreads tightened, driven by the economic reopening and an improving fundamental outlook for commercial property cash flows. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Residential mortgage credit also proved beneficial as the segment remains supported by a strong housing market.

Our positioning within corporate credit was another notable contributor for the period. Solid security selection within

6 Global Income Trust

investment-grade corporate credit provided a further boost versus the benchmark. Emerging market debt holdings also contributed positively for the period, led by overweight allocations to Senegal, Mexico, and the Dominican Republic.

What about relative detractors during the reporting period?

The primary cause of underperformance was the fund’s interest-rate and yield curve strategies. They were driven by expectations that inflation would decrease and real interest rates would rise over the period. Instead, inflation remained high and real interest rates stayed at negative levels. Despite these results, we believe the Fed’s upcoming tapering of bond purchases may be an inflection point that benefits the fund’s positioning.

Strategies targeting prepayment risk proved to be modest detractors for the period. Many investors expected prepayment speeds to slow during the second quarter of 2021 as the mortgage industry moved into the late stages of the refinancing cycle. However, prepayments remained elevated longer than anticipated. This led market participants to adjust their models to account for increased prepayment speeds into the foreseeable future. In turn, this put pressure on our positions in agency interest-only collateralized mortgage obligations [IO CMOs]. Despite the challenging environment for prepayment-related strategies, we continue to have conviction in this allocation for both its return potential and diversification benefits.

How did the fund use derivatives during the reporting period?

The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning. The fund used forward currency contracts for hedging currency exposures and for gaining exposure to currencies. Additionally, the fund used interest-rate swaps for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Global Income Trust 7

countries. The fund used options to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The fund also used credit default swaps for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors. In addition, the fund used total return swaps for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

What is the team’s near-term outlook?

U.S. economic growth expectations have moderated somewhat. However, we believe gross domestic product will continue to grow at a rate above the longer-term trend into 2022. We were encouraged that U.S. cases of, and hospitalizations from, Covid-19 continued to steadily decline. The country seems to be moving past a July 2021 surge caused by the highly transmissible Delta variant.

We think these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

Considering the Fed’s shift in tone, we think less buying back of bonds by the central bank is likely to nudge both real and nominal U.S. Treasury yields higher in the months ahead. That said, we think the trend toward higher interest rates will be gradual as bond investors adjust their growth and inflation outlooks, leading to periods of possible market volatility.

What are your current views on the various sectors in which the fund invests?

Looking first at corporate credit, we have a positive outlook for the fundamentals and overall supply-and-demand backdrop of high-yield bonds. Our view on valuation is more neutral, however, given the relative tightness of yield spreads as of period-end. Within the high-yield market, we are continuing to closely monitor issuers’ balance sheets and liquidity

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8 Global Income Trust

metrics, with an eye toward default risk or a credit-rating downgrade.

In the CMBS market, we believe there are attractive investment opportunities on a risk-adjusted basis available amid an improving fundamental backdrop. We continue to find value among issues that have been on the market for a few years. At the same time, we are also investing in newer issues backed by relatively long leases and what we consider to be strong underwriting.

Within residential mortgage credit, given low mortgage rates, high demand, and a declining inventory of available homes, we think home prices are likely to continue rising. We are aware that affordability has become a constraint for many prospective buyers. Against this backdrop, even with tighter yield spreads, we are finding value in investment-grade securities backed by non-agency residential loans. We also see value in legacy residential mortgage-backed securities and lower-quality segments of the agency credit risk transfer market.

As noted above, we believe prepayment-sensitive areas of the market serve as important sources of diversification for the fund. In our view, IO CMOs and other types of prepayment-related securities offer attractive risk-adjusted return potential at current price levels. We also think they offer upside potential if refinancing activity recedes and mortgage prepayment speeds slow, which we believe is likely.

In emerging markets, we are seeking opportunities in countries we believe are better positioned to benefit from a global recovery and less exposed to domestic policy risks.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	5.89%	24.90%	2.25%	12.13%	2.32%	9.83%	3.18%	–2.43%
After sales charge	5.76	19.90	1.83	7.64	1.48	5.44	1.78	–6.33
Class B (2/1/94)
Before CDSC	5.68	17.56	1.63	7.95	1.54	7.28	2.37	–3.18
After CDSC	5.68	17.56	1.63	5.95	1.16	4.28	1.41	–7.98
Class C (7/26/99)
Before CDSC	5.70	17.60	1.63	8.00	1.55	7.32	2.38	–3.19
After CDSC	5.70	17.60	1.63	8.00	1.55	7.32	2.38	–4.15
Class R (12/1/03)
Net asset value	5.62	21.76	1.99	10.72	2.06	8.92	2.89	–2.76
Class R5 (7/2/12)
Net asset value	6.03	28.82	2.56	14.01	2.66	10.85	3.49	–2.12
Class R6 (7/2/12)
Net asset value	6.05	29.72	2.64	14.55	2.75	11.18	3.60	–2.05
Class Y (10/4/05)
Net asset value	6.01	28.06	2.50	13.57	2.58	10.60	3.41	–2.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Global Income Trust

Comparative index returns For periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Global
Aggregate Bond Index	—*	18.41%	1.70%	13.24%	2.52%	14.27%	4.55%	–1.24%
Lipper Global Income
Funds category average†	6.05%	27.49	2.40	15.28	2.86	14.62	4.63	0.37

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/21, there were 211, 201, 166, 118, and 2 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,756 and $11,760, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $12,176, $12,882, $12,972, and $12,806, respectively.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Global Income Trust 11

Fund price and distribution information For the 12-month period ended 10/31/21

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12
Income	$0.204		$0.110	$0.109	$0.172	$0.244	$0.253	$0.235
Capital gains	—		—	—	—	—	—	—
Total	$0.204		$0.110	$0.109	$0.172	$0.244	$0.253	$0.235
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/20	$12.45	$12.97	$12.39	$12.39	$12.45	$12.44	$12.45	$12.44
10/31/21	11.95	12.45	11.89	11.89	11.94	11.94	11.95	11.94
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.71%	1.64%	1.01%	1.01%	1.41%	2.01%	2.11%	1.91%
Current 30-day
SEC yield
(with expense
limitation)[2,3]	N/A	1.66	0.99	0.98	1.48	2.06	2.13	1.98
Current 30-day
SEC yield
(without expense
limitation)[3]	N/A	1.38	0.70	0.69	1.19	1.77	1.84	1.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Global Income Trust

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	5.94%	27.00%	2.42%	10.80%	2.07%	9.54%	3.08%	–1.05%
After sales charge	5.81	21.92	2.00	6.37	1.24	5.16	1.69	–5.01
Class B (2/1/94)
Before CDSC	5.73	19.65	1.81	6.67	1.30	6.99	2.28	–1.81
After CDSC	5.73	19.65	1.81	4.69	0.92	3.99	1.31	–6.68
Class C (7/26/99)
Before CDSC	5.75	19.58	1.80	6.71	1.31	7.02	2.29	–1.82
After CDSC	5.75	19.58	1.80	6.71	1.31	7.02	2.29	–2.79
Class R (12/1/03)
Net asset value	5.67	23.82	2.16	9.41	1.82	8.64	2.80	–1.31
Class R5 (7/2/12)
Net asset value	6.08	30.97	2.73	12.75	2.43	10.57	3.41	–0.73
Class R6 (7/2/12)
Net asset value	6.10	31.87	2.81	13.10	2.49	10.90	3.51	–0.67
Class Y (10/4/05)
Net asset value	6.06	30.21	2.68	12.23	2.33	10.31	3.32	–0.80

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Global Income Trust 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year
ended 10/31/20*	0.89%	1.64%	1.64%	1.14%	0.55%	0.48%	0.64%
Total annual operating expenses for the
fiscal year ended 10/31/20	1.20%	1.95%	1.95%	1.45%	0.86%	0.79%	0.95%
Annualized expense ratio for the
six-month period ended 10/31/21†	0.88%	1.63%	1.63%	1.13%	0.55%	0.48%	0.63%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/22.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/21 to 10/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.36	$8.06	$8.06	$5.59	$2.73	$2.38	$3.12
Ending value (after expenses)	$966.30	$962.50	$961.70	$964.20	$967.10	$968.20	$966.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

14 Global Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/21, use the following calculation method. To find the value of your investment on 5/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$8.29	$8.29	$5.75	$2.80	$2.45	$3.21
Ending value (after expenses)	$1,020.77	$1,016.99	$1,016.99	$1,019.51	$1,022.43	$1,022.79	$1,022.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Global Income Trust 15

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

Global Income Trust 17

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Global Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2021, Putnam employees had approximately $584,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Global Income Trust 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Global Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract

Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Global Income Trust 21

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2023. In addition, effective July 1, 2020, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.43% of its average net assets through at least February 28, 2023. During its fiscal year ending in 2020, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The Trustees also considered that, as of December 31, 2020, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the implementation of the fund-specific expense limitation for your fund, effective July 1,

22 Global Income Trust

2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund

Global Income Trust 23

complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 206, 183 and 162 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam

24 Global Income Trust

Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Global Income Trust 25

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Global Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Global Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Income Trust (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Global Income Trust 27

The fund’s portfolio 10/31/21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (47.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.8%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/51	$1,000,000	$1,065,973
3.50%, TBA, 11/1/51	1,000,000	1,045,874
3.00%, TBA, 11/1/51	2,000,000	2,076,524
		4,188,371
U.S. Government Agency Mortgage Obligations (45.2%)
Uniform Mortgage-Backed Securities
4.00%, TBA, 11/1/51	12,000,000	12,849,834
3.50%, TBA, 11/1/51	8,000,000	8,452,502
3.00%, TBA, 12/1/51	3,000,000	3,125,741
3.00%, TBA, 11/1/51	22,000,000	22,952,402
2.50%, TBA, 11/1/51	26,000,000	26,704,837
2.00%, TBA, 11/1/51	33,000,000	32,996,641
		107,081,957
Total U.S. government and agency mortgage obligations (cost $111,136,877)		$111,270,328

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Inflation Index Notes 0.25%, 7/15/29 [i]	$6,415	$7,702
U.S. Treasury Notes
2.00%, 2/15/25 [i]	396,000	412,834
0.25%, 6/30/25 [i]	39,000	38,026
Total U.S. treasury obligations (cost $458,562)		$458,562

MORTGAGE-BACKED SECURITIES (33.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (7.7%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.61%, 7/15/40	$279,680	$9,066
REMICs Ser. 4972, IO, 6.00%, 5/25/50	3,440,050	759,607
REMICs IFB Ser. 4979, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 6/25/50	1,511,198	270,817
REMICs Ser. 5152, Class IQ, IO, 4.50%, 10/25/51	8,808,808	1,399,058
REMICs Ser. 5160, Class IA, IO, 4.00%, 11/25/51	6,041,000	833,294
REMICs Ser. 4973, Class LI, IO, 4.00%, 4/25/50	5,378,106	948,808
REMICs Ser. 4941, IO, 4.00%, 12/15/47	8,293,673	1,213,466
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	180,615	5,500
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	451,506	59,191
REMICs Ser. 5152, Class EI, IO, 3.50%, 10/25/51	6,146,156	1,026,395
REMICs Ser. 5077, Class GI, IO, 3.50%, 2/25/51	4,797,352	794,100
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	401,657	53,054
REMICs Ser. 5148, Class EI, IO, 3.00%, 10/25/51	4,974,674	838,233
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	923,601	100,303
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	2,036,837	159,788
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	593,373	38,609

28 Global Income Trust

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 12-116, Class SA, IO, ((-1 x 1 Month US LIBOR) + 7.20%), 7.111%, 10/25/42	$725,038	$144,040
REMICs IFB Ser. 10-46, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 6.361%, 5/25/40	140,833	23,181
REMICs IFB Ser. 19-42, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 8/25/49	4,253,013	898,024
REMICs IFB Ser. 12-103, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 9/25/42	657,061	112,226
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	1,054,192	198,810
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	565,187	65,551
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	490,728	54,458
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	622,182	22,986
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	448,876	6,683
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	491,701	15,442
Government National Mortgage Association
IFB Ser. 10-171, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 6.364%, 12/16/40	502,785	89,244
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 3/20/43	589,025	39,005
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 3/20/50	979,005	158,572
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	703,364	141,837
Ser. 18-21, Class IN, IO, 5.00%, 2/20/48	289,902	50,245
Ser. 14-76, IO, 5.00%, 5/20/44	305,280	53,810
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	99,483	18,219
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	208,969	39,575
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	66,583	12,495
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	8,642,216	1,207,738
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	5,338,595	850,011
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	739,622	126,543
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	592,625	106,013
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	451,415	39,302
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	327,555	54,666
Ser. 16-138, Class GI, IO, 4.00%, 10/20/46	3,143,293	435,020
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	657,326	80,231
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	173,195	17,990
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	1,524,892	163,447
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	137,288	13,214
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	678,786	105,642
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	4,802,712	641,066
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	399,593	21,202
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	47,858	172
Ser. 21-191, Class BI, IO, 2.50%, 10/20/51 ##	7,294,000	1,089,585
Ser. 17-H04, Class BI, IO, 2.458%, 2/20/67 W	2,438,402	196,977
Ser. 17-H02, Class BI, IO, 2.433%, 1/20/67 W	2,706,332	192,315
Ser. 16-H16, Class EI, IO, 2.196%, 6/20/66 W	2,574,161	177,617
Ser. 16-H23, Class NI, IO, 2.139%, 10/20/66 W	3,315,052	226,418
Ser. 16-H13, Class EI, IO, 2.129%, 4/20/66 W	1,888,956	140,786

Global Income Trust 29

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H19, Class MI, IO, 2.06%, 4/20/67 W	$1,498,739	$102,514
Ser. 16-H20, Class NI, IO, 2.00%, 9/20/66 W	2,277,477	146,257
Ser. 15-H26, Class DI, IO, 1.848%, 10/20/65 W	1,921,352	142,503
Ser. 15-H26, Class EI, IO, 1.73%, 10/20/65 W	2,027,138	119,804
Ser. 15-H09, Class AI, IO, 1.729%, 4/20/65 W	4,028,150	236,863
Ser. 15-H03, Class DI, IO, 1.698%, 1/20/65 W	3,654,499	239,004
Ser. 16-H01, Class AI, IO, 1.654%, 1/20/66 W	1,600,604	87,533
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	2,220,902	118,374
Ser. 14-H12, Class BI, IO, 1.568%, 5/20/64 W	2,725,139	144,064
Ser. 14-H21, Class AI, IO, 1.54%, 10/20/64 W	2,131,998	130,583
Ser. 16-H07, Class HI, IO, 1.526%, 2/20/66 W	2,855,627	209,603
		18,216,749
Commercial mortgage-backed securities (14.9%)
BANK
FRB Ser. 19-BN22, Class C, 3.461%, 11/15/62 W	745,000	781,954
Ser. 19-BN24, Class AS, 3.283%, 11/15/62 W	488,000	523,315
FRB Ser. 20-BN30, Class XA, IO, 1.335%, 12/15/53 W	4,965,181	462,832
FRB Ser. 19-BN20, Class XA, IO, 0.834%, 9/15/62 W	9,944,430	556,439
Barclays Commercial Mortgage Trust
Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	835,000	891,273
FRB Ser. 20-C8, Class XA, IO, 1.848%, 10/15/53 W	4,711,450	602,716
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.564%, 12/11/38 W	39,097	137
Benchmark Mortgage Trust Ser. 19-B13, Class AM, 3.183%, 8/15/57	242,000	256,734
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.14%, 5/15/38 (Cayman Islands)	612,000	611,439
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	210,000	225,154
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.486%, 12/15/47 W	1,053,000	1,049,665
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.108%, 11/10/46 W	256,000	265,420
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	269,000	310,114
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.074%, 3/10/47 W	268,000	282,220
FRB Ser. 06-C5, Class XC, IO, 0.403%, 10/15/49 W	2,113,896	68
COMM Mortgage Trust
FRB Ser. 13-CR11, Class B, 5.111%, 8/10/50 W	243,000	258,072
FRB Ser. 13-CR13, Class C, 4.882%, 11/10/46 W	417,000	439,309
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	692,000	727,683
FRB Ser. 14-CR18, Class C, 4.75%, 7/15/47 W	393,000	397,824
FRB Ser. 14-UBS6, Class C, 4.442%, 12/10/47 W	110,000	113,578
Ser. 14-CR21, Class B, 4.339%, 12/10/47 W	433,000	456,314
FRB Ser. 15-LC19, Class C, 4.233%, 2/10/48 W	430,000	452,142
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	498,000	527,388
Ser. 15-CR27, Class AM, 3.984%, 10/10/48	284,000	305,850
FRB Ser. 14-UBS6, Class XA, IO, 0.869%, 12/10/47 W	8,421,231	179,313
FRB Ser. 15-LC21, Class XA, IO, 0.675%, 7/10/48 W	10,271,188	219,293

30 Global Income Trust

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A FRB Ser. 12-CR2, Class D, 4.831%, 8/15/45 W	$400,000	$385,164
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.896%, 9/15/39 W	3,182	27
FRB Ser. 07-C2, Class AX, IO, 0.015%, 1/15/49 W	650,512	2
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.262%, 4/15/50 W	819,000	778,674
Ser. 19-C15, Class A4, 4.053%, 3/15/52	819,000	919,940
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.354%, 12/15/49 W	822,000	712,185
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.366%, 8/10/44 W	1,164,000	1,158,878
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K113, Class XAM, IO, 1.59%, 6/25/30 W	2,243,000	269,003
Multifamily Structured Pass-Through Certificates FRB Ser. K111, Class X1, IO, 1.572%, 5/25/30 W	2,250,316	261,947
Multifamily Structured Pass-Through Certificates FRB Ser. K113, Class X1, IO, 1.387%, 6/25/30 W	3,028,805	307,009
Multifamily Structured Pass-Through Certificates FRB Ser. K098, Class X1, IO, 1.144%, 8/25/29 W	2,799,335	220,851
Multifamily Structured Pass-Through Certificates FRB Ser. K123, Class X1, IO, 0.775%, 12/25/30 W	4,689,638	284,572
Multifamily Structured Pass-Through Certificates FRB Ser. K087, Class X1, IO, 0.362%, 12/25/28 W	13,518,774	334,421
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.477%, 2/10/46 W	6,849,029	96,964
GS Mortgage Securities Trust
FRB Ser. 12-GCJ7, Class C, 5.545%, 5/10/45 W	273,000	270,925
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	354,000	379,771
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.988%, 8/10/43 W	328,000	242,214
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	128,100	128,091
FRB Ser. 13-GC14, Class B, 4.738%, 8/10/46 W	296,000	310,787
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.553%, 9/15/47 W	225,000	219,714
FRB Ser. 13-C12, Class B, 4.099%, 7/15/45 W	285,000	291,517
FRB Ser. 15-C33, Class XA, IO, 0.905%, 12/15/48 W	3,381,827	109,856
FRB Ser. 14-C22, Class XA, IO, 0.824%, 9/15/47 W	9,317,335	179,628
FRB Ser. 13-C12, Class XA, IO, 0.455%, 7/15/45 W	19,598,990	96,329
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C17, Class D, 4.886%, 1/15/47 W	505,000	496,016
FRB Ser. 14-C23, Class D, 3.983%, 9/15/47 W	437,000	436,096
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	264,000	267,018
Ser. 13-C10, Class AS, 3.372%, 12/15/47	259,000	265,651
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	339,000	347,932
FRB Ser. 19-COR5, Class XA, IO, 1.493%, 6/13/52 W	8,365,147	721,891
FRB Ser. 06-CB17, Class X, IO, 0.93%, 12/12/43 W	256,841	5,493
FRB Ser. 13-C16, Class XA, IO, 0.871%, 12/15/46 W	7,812,099	111,979
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	78,009	1

Global Income Trust 31

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.713%, 11/15/43 W	$141,932	$141,820
FRB Ser. 12-C6, Class E, 5.139%, 5/15/45 W	777,000	611,158
FRB Ser. 12-C8, Class D, 4.672%, 10/15/45 W	538,000	516,633
FRB Ser. 21-1MEM, Class D, 2.742%, 10/9/42 W	915,000	869,387
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.056%, 2/15/40 W	12,681	1
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	686,987	99
FRB Ser. 07-C2, Class XCL, IO, 0.056%, 2/15/40 W	81,277	4
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 6.571%, 12/15/49 W	1,175	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.049%, 2/15/47 W	172,000	182,723
Ser. 14-C18, Class C, 4.50%, 10/15/47 W	289,000	302,244
FRB Ser. 14-C17, Class C, 4.48%, 8/15/47 W	591,000	585,530
FRB Ser. 15-C24, Class B, 4.343%, 5/15/48 W	253,000	270,847
Ser. 13-C8, Class B, 3.525%, 12/15/48 W	389,000	396,818
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.653%, 8/15/45 W	687,000	691,111
FRB Ser. 12-C6, Class D, 4.601%, 11/15/45 W	278,000	277,337
FRB Ser. 13-C9, Class D, 4.109%, 5/15/46 W	274,000	246,600
Morgan Stanley Capital I Trust Ser. 16-BNK2, Class AS, 3.282%, 11/15/49	464,000	487,791
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D, 5.091%, 7/15/49 W	185,000	184,797
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 19-01, Class M10, 3.339%, 10/15/49	701,000	707,364
FRB Ser. 19-01, Class M7, 1.789%, 10/15/49	348,128	346,629
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO, 1.018%, 12/15/50 W	4,733,413	223,333
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.536%, 5/10/45 W	285,000	288,936
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.578%, 12/10/45 W	2,323,643	23,246
Wells Fargo Commercial Mortgage Trust
Ser. 17-RC1, Class C, 4.591%, 1/15/60	314,000	339,994
FRB Ser. 15-C30, Class C, 4.498%, 9/15/58 W	432,000	461,138
FRB Ser. 13-LC12, Class C, 4.306%, 7/15/46 W	363,000	323,586
Ser. 19-C49, Class AS, 4.244%, 3/15/52	614,000	688,023
FRB Ser. 20-C57, Class C, 4.024%, 8/15/53 W	314,000	348,605
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	663,000	673,268
FRB Ser. 19-C52, Class XA, IO, 1.594%, 8/15/52 W	3,533,527	327,364
FRB Ser. 16-LC25, Class XA, IO, 0.856%, 12/15/59 W	4,332,554	150,023
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class B, 4.723%, 3/15/47 W	930,000	965,889
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	826,000	868,721
Ser. 14-C22, Class AS, 4.069%, 9/15/57 W	397,000	422,316
Ser. 13-C11, Class AS, 3.311%, 3/15/45	386,000	394,233
FRB Ser. 13-C14, Class XA, IO, 0.673%, 6/15/46 W	10,216,707	80,180

32 Global Income Trust

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class C, 4.887%, 6/15/44 W	$185,559	$184,934
Ser. 11-C4, Class E, 4.887%, 6/15/44 W	163,000	119,067
FRB Ser. 12-C10, Class D, 4.412%, 12/15/45 W	180,000	120,924
FRB Ser. 12-C10, Class XA, IO, 1.486%, 12/15/45 W	3,301,452	32,123
		35,361,588
Residential mortgage-backed securities (non-agency) (11.3%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.279%, 5/25/47	276,769	160,156
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	163,331	164,470
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 0.689%, 9/25/45	129,055	124,566
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.589%, 10/25/29 (Bermuda)	190,000	191,132
BRAVO Residential Funding Trust 144A
Ser. 19-NQM1, Class A3, 2.996%, 7/25/59 W	92,534	92,635
Ser. 21-A, Class A1, 1.991%, 10/25/59	268,130	267,194
Ser. 21-C, Class A1, 1.62%, 3/1/61	355,396	355,806
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (1 Month US LIBOR + 0.24%), 0.329%, 6/25/36	180,000	176,858
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.269%, 11/25/47	225,507	193,858
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.753%, 5/25/35 W	153,185	156,014
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	665,000	682,822
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.047%, 8/25/46	129,432	126,872
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.027%, 6/25/46	304,627	280,172
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.469%, 8/25/46	322,478	289,966
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.266%, 2/20/47	189,764	147,809
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.789%, 11/25/28 (Bermuda)	258,096	259,067
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.089%, 12/25/28	746,506	780,153
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.839%, 10/25/24	22,397	22,515
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.789%, 4/25/28	686,063	708,759
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%), 3.889%, 3/25/29	208,187	215,155
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.539%, 10/25/29	282,000	291,024
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2, (1 Month US LIBOR + 2.50%), 2.589%, 3/25/30	250,000	255,591

Global Income Trust 33

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B, (1 Month US LIBOR + 2.50%), 2.589%, 3/25/30	$639,000	$654,458
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.289%, 10/25/29	57,490	57,509
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.189%, 3/25/50	426,892	433,173
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 1/25/49	56,748	57,506
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.539%, 3/25/49	5,574	5,643
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.489%, 2/25/47	130,000	132,605
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.439%, 2/25/49	10,859	10,940
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 10/25/48	11,800	11,949
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/48	16,000	16,251
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.989%, 1/25/50	105,911	106,216
Structured Agency Credit Risk Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 1.40%), 1.489%, 2/25/49	967,545	971,334
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.089%, 2/25/47	31,000	31,037
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.899%, 9/25/41	16,000	16,011
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.839%, 8/25/28	406,161	430,004
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.089%, 9/25/28	316,932	331,285
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.989%, 10/25/28	59,015	62,052
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.789%, 4/25/28	406,505	430,088
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.639%, 4/25/28	717,188	751,625
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.389%, 10/25/28	127,811	133,043
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2, (1 Month US LIBOR + 5.25%), 5.339%, 10/25/23	98,328	102,048
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 7/25/25	651,576	655,954
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 11/25/24	34,486	35,102
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.539%, 1/25/29	554,823	576,911
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.439%, 5/25/29	690,746	720,129

34 Global Income Trust

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.389%, 2/25/25	$91,905	$93,853
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 4/25/29	1,857,206	1,931,499
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/29	2,406,901	2,495,393
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	41,971	42,788
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	29,325	29,489
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	1,149,984	1,185,500
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	17,000	17,684
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.989%, 7/25/24	540,752	549,031
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.439%, 1/25/31	59,832	60,562
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.289%, 1/25/30	48,226	48,361
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (1 Month US LIBOR + 1.35%), 1.439%, 9/25/29	235,529	236,265
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.339%, 7/25/29	230,000	230,719
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (1 Month US LIBOR + 1.00%), 1.089%, 5/25/30	603,000	603,000
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 0.739%, 1/25/31	14,964	14,932
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.539%, 7/25/31	23,421	23,487
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.239%, 11/25/39	56,872	57,268
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.139%, 1/25/40	1,003,881	1,009,381
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 0.80%, 10/25/41	11,000	10,985
GCAT Trust 144A Ser. 20-NQM2, Class A2, 2.272%, 4/25/65	104,520	105,302
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	983,128	431,918
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.689%, 10/25/28 (Bermuda)	87,005	87,173
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A2, 2.635%, 5/25/65 W	200,000	203,115
JP Morgan Alternative Loan Trust FRB Ser. 07-S1, Class A1, (1 Month US LIBOR + 0.28%), 0.649%, 4/25/47	214,612	209,783
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	257,836	262,332
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	335,766	338,112
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	636,751	638,653
Ser. 21-GS3, Class A1, 1.75%, 7/25/61	308,735	308,723

Global Income Trust 35

MORTGAGE-BACKED SECURITIES (33.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.838%, 2/25/35 W	$92,001	$93,111
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.912%, 8/26/47 W	170,000	163,533
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 0.989%, 1/25/48	78,436	78,655
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	270,984	271,656
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1, (1 Month US LIBOR + 1.04%), 1.129%, 3/25/34	166,203	164,390
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.939%, 5/25/47	321,592	284,885
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.269%, 1/25/37	165,473	159,542
Triangle Re, Ltd. 144A FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 3.00%), 3.089%, 8/25/33 (Bermuda)	235,135	235,710
Vista Point Securitization Trust 144A FRB Ser. 20-2, Class A2, 1.986%, 4/25/65 W	154,097	154,665
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.904%, 9/25/35 W	109,190	110,127
FRB Ser. 05-AR12, Class 1A8, 2.819%, 10/25/35 W	338,314	338,642
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.069%, 10/25/45	156,546	155,896
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.049%, 7/25/45	248,945	237,344
FRB Ser. 05-AR1, Class A1B, (1 Month US LIBOR + 0.78%), 0.869%, 1/25/45	145,062	140,505
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.74%), 0.829%, 1/25/45	205,313	202,501
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5, Class 1A1, 2.614%, 4/25/36 W	76,537	76,219
		26,768,156
Total mortgage-backed securities (cost $83,756,043)		$80,346,493

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (31.6%)*		Principal amount	Value
Australia (Government of) sr. unsec. bonds 3.00%, 3/21/47 (Australia)	AUD	120,000	$95,033
Australia (Government of) sr. unsec. bonds Ser. 133, 5.50%, 4/21/23 (Australia)	AUD	50,000	40,292
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%, 4/21/37 (Australia)	AUD	350,000	309,523
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%, 5/21/28 (Australia)	AUD	1,440,000	1,119,453
Austria (Republic of) sr. unsec. bonds 1.50%, 2/20/47 (Austria)	EUR	290,000	414,675
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	570,000	684,670
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)		$460,000	441,010
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%, 6/22/26 (Belgium)	EUR	900,000	1,102,200

36 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (31.6%)* cont.		Principal amount	Value
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%, 3/28/41 (Belgium)	EUR	470,000	$903,161
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	260,000	269,567
Canada (Government of) unsec. notes 1.50%, 6/1/26 (Canada)	CAD	90,000	72,871
China (Republic of) unsec. notes Ser. 1913, 2.94%, 10/17/24 (China)	CNY	6,000,000	944,557
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)		$940,000	981,111
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	750,000	205,490
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	1,470,000	247,376
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)		$189,000	200,813
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)		218,000	261,328
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		255,000	291,975
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		459,000	512,933
Finland (Government of) sr. unsec. bonds Ser. REGS, 1.125%, 4/15/34 (Finland)	EUR	260,000	333,288
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	1,648,147
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	240,000	530,937
France (Government of) unsec. bonds 3.25%, 5/25/45 (France)	EUR	200,000	360,048
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	1,430,000	1,940,716
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	1,780,000	2,121,674
France (Government of) unsec. notes zero %, 11/25/30 (France)	EUR	210,000	238,463
France (Government of) unsec. notes zero %, 2/25/23 (France)	EUR	710,000	827,490
France (Government of) unsec. notes Ser. REGS, 0.50%, 5/25/29 (France)	EUR	470,000	561,793
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)		$200,000	206,208
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)		710,000	789,352
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		1,235,000	1,279,761
Ireland (Republic of) unsec. bonds 2.00%, 2/18/45 (Ireland)	EUR	90,000	132,953
Ireland (Republic of) unsec. notes 0.20%, 5/15/27 (Ireland)	EUR	410,000	480,927
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	850,000	1,319,366
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	700,000	1,264,771
Italy (Republic of) sr. unsec. bonds 4.00%, 2/1/37 (Italy)	EUR	190,000	293,378
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	1,060,000	1,314,346
Italy (Republic of) sr. unsec. bonds 1.70%, 9/1/51 (Italy)	EUR	80,000	88,570
Italy (Republic of) sr. unsec. bonds 1.65%, 3/1/32 (Italy)	EUR	1,150,000	1,386,351
Italy (Republic of) sr. unsec. notes zero %, 1/15/24 (Italy)	EUR	1,330,000	1,538,525
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)		$335,000	352,169
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Ivory Coast)	EUR	100,000	118,786
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)		$300,000	316,875
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 3/13/28 (Senegal)	EUR	100,000	117,669

Global Income Trust 37

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (31.6%)* cont.		Principal amount	Value
Japan (Government of) sr. unsec. bonds Ser. 95, 2.30%, 6/20/27 (Japan)	JPY	280,000,000	$2,786,316
Japan (Government of) sr. unsec. unsub. bonds 0.80%, 3/20/47 (Japan)	JPY	93,000,000	856,995
Japan (Government of) sr. unsec. unsub. bonds Ser. 32, 2.30%, 3/20/40 (Japan)	JPY	407,000,000	4,756,633
Japan (Government of) sr. unsec. unsub. bonds Ser. 125, 2.20%, 3/20/31 (Japan)	JPY	265,000,000	2,788,874
Japan (Government of) sr. unsec. unsub. bonds Ser. 156, 0.40%, 3/20/36 (Japan)	JPY	267,000,000	2,386,262
Japan (Government of) sr. unsec. unsub. notes Ser. 330, 0.80%, 9/20/23 (Japan)	JPY	630,000,000	5,621,551
Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 51, 0.30%, 6/20/46 (Japan)	JPY	47,000,000	387,212
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%, 3/20/51 (Japan)	JPY	215,000,000	2,661,737
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		$670,000	819,899
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)		390,000	443,240
Malaysia (Government of) sr. unsec. notes 3.885%, 8/15/29 (Malaysia)	MYR	2,830,000	696,326
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,021,000	1,218,757
Mexico (Government of) sr. unsec. notes 7.50%, 6/3/27 (Mexico)	MXN	12,510,000	628,264
Netherlands (Government of) unsec. bonds 3.75%, 1/15/42 (Netherlands)	EUR	280,000	553,752
Netherlands (Government of) unsec. notes Ser. REGS, 0.50%, 7/15/26 (Netherlands)	EUR	790,000	949,861
New Zealand (Government of) sr. unsec. notes 3.00%, 4/20/29 (New Zealand)	NZD	380,000	281,575
Norway (Kingdom of) sr. unsec. notes 1.75%, 2/17/27 (Norway)	NOK	1,880,000	223,943
Ontario (Province of) unsec. bonds 6.50%, 3/8/29 (Canada)	CAD	850,000	895,788
Ontario (Province of) unsec. bonds 2.90%, 12/2/46 (Canada)	CAD	410,000	337,968
Ontario (Province of) unsec. notes 2.60%, 6/2/25 (Canada)	CAD	1,690,000	1,411,005
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)		$370,000	416,250
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		200,000	220,000
Paraguay (Republic of) 144A sr. unsec. bonds 2.739%, 1/29/33 (Paraguay)		220,000	211,200
Poland (Government of) unsec. notes 0.75%, 4/25/25 (Poland)	PLN	1,850,000	442,231
Portugal (Republic of) sr. unsec. notes 1.95%, 6/15/29 (Portugal)	EUR	510,000	664,966
Romania (Government of) 144A sr. unsec. bonds 3.00%, 2/14/31 (Romania)		$540,000	545,477
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)		514,000	543,642
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)		250,000	247,500
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		525,000	541,406
Spain (Government of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	736,971
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	770,000	1,193,402

38 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (31.6%)* cont.		Principal amount	Value
Spain (Kingdom of) sr. unsec. bonds 4.20%, 1/31/37 (Spain)	EUR	150,000	$256,370
Spain (Kingdom of) sr. unsec. bonds 1.00%, 10/31/50 (Spain)	EUR	20,000	21,409
Spain (Kingdom of) sr. unsec. notes 1.60%, 4/30/25 (Spain)	EUR	420,000	516,491
Spain (Kingdom of) sr. unsec. notes 1.50%, 4/30/27 (Spain)	EUR	520,000	648,999
Spain (Kingdom of) sr. unsec. notes 1.25%, 10/31/30 (Spain)	EUR	200,000	246,515
Spain (Kingdom of) sr. unsec. unsub. bonds 4.65%, 7/30/25 (Spain)	EUR	240,000	327,967
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%, 10/31/46 (Spain)	EUR	170,000	268,849
Sweden (Government of) notes 1.00%, 11/12/26 (Sweden)	SEK	6,110,000	741,652
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%, 3/30/39 (Sweden)	SEK	140,000	24,024
Switzerland (Government of) unsec. bonds 4.00%, 4/8/28 (Switzerland)	CHF	620,000	860,937
Switzerland (Government of) unsec. bonds 1.50%, 4/30/42 (Switzerland)	CHF	170,000	240,592
Thailand (Government of) sr. unsec. bonds 2.00%, 12/17/31 (Thailand)	THB	22,900,000	695,047
United Kingdom Treasury unsec. bonds 3.50%, 7/22/68 (United Kingdom)	GBP	60,000	161,943
United Kingdom Treasury unsec. notes 4.00%, 1/22/60 (United Kingdom)	GBP	1,090,000	2,921,892
United Kingdom Treasury unsec. notes 2.75%, 9/7/24 (United Kingdom)	GBP	50,000	72,355
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 4.375%, 1/23/31 (Uruguay)		$1,170,000	1,354,275
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%, 10/27/27 (Uruguay)		225,000	257,063
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †		3,000	293
Total foreign government and agency bonds and notes (cost $71,551,218)			$74,746,277

CORPORATE BONDS AND NOTES (21.8%)*	Principal amount	Value
Basic materials (1.3%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	$270,000	$265,479
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 6.00%, 11/15/41 (Canada)	157,000	207,144
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	558,000	626,847
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	228,000	259,751
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	132,000	130,173
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	146,000	165,644
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	650,000	630,365
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	325,000	314,105
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	172,000	238,309
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	115,000	163,170
		3,000,987

Global Income Trust 39

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Capital goods (1.2%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	$351,000	$343,341
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	406,000	401,055
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	139,000	195,606
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	225,000	248,565
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	435,000	428,475
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	326,000	405,617
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	260,000	249,344
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	331,000	376,301
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	166,000	180,834
		2,829,138
Communication services (3.7%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	556,000	564,399
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	291,000	300,883
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	586,000	593,309
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	299,000	290,379
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	409,000	393,589
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	408,000	562,826
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	134,000	162,449
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	219,000	255,295
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,285,000	1,384,906
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	284,000	270,643
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	120,000	129,099
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	171,000	187,506
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	250,000	309,814
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	404,000	425,601
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	135,000	155,259
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	18,000	19,681
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	554,000	601,084
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	273,000	270,915
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	480,000	584,387
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	319,000	346,706
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	126,000	126,983
Verizon Communications, Inc. sr. unsec. unsub. bonds 4.672%, 3/15/55	228,000	299,111
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	293,000	334,461
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	291,000	300,821
		8,870,106

40 Global Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	$214,000	$208,650
		208,650
Consumer cyclicals (2.1%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	192,000	207,840
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	267,000	277,011
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	208,000	255,443
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	193,000	187,118
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	106,000	144,123
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	183,000	199,589
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	341,000	347,946
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	276,000	302,565
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)	112,000	121,800
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	615,000	715,048
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	205,000	233,013
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	186,000	167,722
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	580,000	557,165
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	472,000	492,650
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	354,000	362,850
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	355,000	348,431
		4,920,314
Consumer staples (1.3%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	235,000	231,117
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	435,000	454,588
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	281,000	383,278
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	338,000	334,716
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	107,000	123,242
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	351,000	409,722
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	385,000	476,747
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	553,000	615,213
		3,028,623
Energy (1.5%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	289,000	330,295
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	183,000	180,941

Global Income Trust 41

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Energy cont.
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	$296,000	$312,984
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	333,000	403,451
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	86,000	75,488
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	534,000	582,060
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	88,000	92,048
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	189,000	205,538
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	155,000	7,750
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	6,000	300
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	428,000	421,066
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.50%, 3/13/27 (Mexico)	117,000	124,647
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	368,000	417,291
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	355,000	373,531
		3,527,390
Financials (6.9%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	660,000	671,721
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	380,000	426,566
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	223,000	231,745
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	386,000	448,048
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	550,000	583,397
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	400,000	450,149
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	346,000	382,330
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	372,000	373,548
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	630,000	607,008
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	540,000	588,126
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	415,000	400,642
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	560,000	614,600
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	622,000	629,775
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	290,000	286,961
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	400,000	427,500
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	200,000	215,000
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	250,000	270,420
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	250,000	253,031
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	505,000	517,646

42 Global Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Financials cont.
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	$310,000	$352,602
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	616,000	698,126
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	320,000	318,400
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	244,000	273,249
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	138,000	140,056
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	319,000	308,282
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	505,000	508,710
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	191,000	197,178
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	429,000	476,961
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	230,000	319,125
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	585,000	673,999
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	136,000	144,330
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	643,000	688,467
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	102,000	152,715
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	227,000	235,229
UBS Group AG 144A jr. unsec. sub. FRN 4.375%, perpetual maturity (Switzerland)	225,000	223,979
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	379,000	416,961
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	300,000	338,720
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	500,000	497,729
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	203,000	206,806
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	276,000	403,937
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	220,000	258,559
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	190,000	189,704
		16,402,037
Health care (0.7%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	189,000	243,840
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	167,000	173,711
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	338,000	413,544
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	283,000	313,873
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	171,000	173,247
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	233,000	307,444
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	105,000	110,119
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	162,000	181,388
		1,917,166

Global Income Trust 43

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Technology (1.6%)
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	$851,000	$935,592
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	143,000	140,575
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	86,000	142,913
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	361,000	354,871
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	207,000	216,854
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	443,000	462,408
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	442,000	454,814
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	426,000	420,143
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	244,000	228,367
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	499,000	485,596
		3,842,133
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	129,000	138,387
		138,387
Utilities and power (1.3%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	359,000	351,396
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	270,000	293,424
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	120,000	125,243
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	330,000	319,688
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	358,000	371,995
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	351,000	389,835
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	220,000	273,037
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	100,000	110,682
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	204,000	218,329
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	136,000	141,706
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 2.237%, 5/15/67	498,000	466,875
		3,062,210
Total corporate bonds and notes (cost $48,882,551)		$51,747,141

COLLATERALIZED LOAN OBLIGATIONS (4.7%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.514%, 1/15/33 (Cayman Islands)	$581,000	$581,547
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.624%, 1/15/33 (Cayman Islands)	581,000	581,625
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.224%, 4/15/34 (Cayman Islands)	250,000	250,110
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.32%, 10/20/34 (Cayman Islands)	379,000	378,998

44 Global Income Trust

COLLATERALIZED LOAN OBLIGATIONS (4.7%)* cont.	Principal amount	Value
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.182%, 4/20/34 (Cayman Islands)	$250,000	$250,221
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.242%, 7/18/34 (Cayman Islands)	250,000	250,553
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.194%, 4/15/34 (Cayman Islands)	500,000	500,220
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 1/20/32	581,000	582,593
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.222%, 4/20/31	250,000	249,783
Carlyle US CLO, Ltd. 144A FRB Ser. 21-3A, Class A1AR, (BBA LIBOR USD 3 Month + 0.90%), 1.032%, 7/20/29 (Cayman Islands)	250,000	250,006
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.242%, 4/20/32 (Cayman Islands)	291,000	291,278
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.306%, 10/20/34 ##	159,000	159,000
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.322%, 4/16/34 (Cayman Islands)	405,000	405,832
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.432%, 4/17/33	250,000	250,283
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.354%, 10/15/31 (Cayman Islands)	398,485	398,325
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	793,000	795,354
Madison Park Funding XLVIII, Ltd. 144A FRB Ser. 21-48A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.274%, 4/19/33 (Cayman Islands)	250,000	250,590
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.874%, 4/15/29	410,805	410,887
Magnetite CLO XXVI, Ltd. 144A FRB Ser. 21-26A, Class A1R, (BBA LIBOR USD 3 Month + 1.12%), 1.21%, 7/25/34	250,000	250,886
Niagara Park CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.00%), 1.122%, 7/17/32 (Cayman Islands)	500,000	500,760
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.188%, 4/22/31 (Cayman Islands)	250,000	249,527
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.382%, 10/30/30	247,297	247,302
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.274%, 7/15/34 (Cayman Islands)	381,000	381,456
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (BBA LIBOR USD 3 Month + 1.00%), 1.132%, 10/20/31 (Cayman Islands)	250,000	250,227
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.182%, 1/18/34 (Cayman Islands)	250,000	249,631
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.484%, 1/15/36	437,000	438,228
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	284,000	284,049
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.402%, 4/20/33 (Cayman Islands)	326,000	326,593
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.194%, 4/25/34 (Cayman Islands)	325,000	325,193

Global Income Trust 45

COLLATERALIZED LOAN OBLIGATIONS (4.7%)* cont.	Principal amount	Value
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.312%, 7/20/34 (Cayman Islands)	$545,000	$546,139
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.614%, 7/15/32	364,000	364,415
Total collateralized loan obligations (cost $11,258,179)		$11,251,611

ASSET-BACKED SECURITIES (2.5%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$568,000	$568,738
Cascade Funding Mortgage Trust, LLC 144A Ser. 20-HB4, Class M3, 2.72%, 12/26/30 W	498,000	497,651
LHOME Mortgage Trust 144A
Ser. 19-RTL2, Class A1, 3.844%, 3/25/24	71,509	71,649
Ser. 21-RTL2, Class A1, 2.09%, 6/25/26	365,000	363,648
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	300,000	300,000
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M1, 2.149%, 6/25/30 W	980,000	981,274
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 4/25/22	762,000	762,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	762,000	762,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 0.78%, 12/8/22	263,000	263,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.698%, 11/7/22	764,000	764,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	175,248	175,750
Ser. 20-1, Class A1, 2.734%, 3/25/23 W	350,000	353,962
Ser. 21-1, Class A1, 2.24%, 6/25/24	120,000	120,101
Total asset-backed securities (cost $5,978,742)		$5,983,773

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	$14,042,100	$13,621
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	372,600	44,056
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	372,600	11,838
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	1,593,600	167,455
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	1,593,600	163,774
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	1,593,600	54,613
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	1,593,600	53,194

46 Global Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)* cont.
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		$1,590,200	$430,419
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		1,590,200	429,147
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		1,590,200	368,529
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		1,059,500	61,705
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		1,059,500	36,796
NatWest Markets PLC
(0.52)/Sterling Overnight Index Average/ Sep-23 (United Kingdom)	Sep-22/0.52	GBP	19,660,400	212,828
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	698,900	23,672
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	698,900	15,846
Total purchased swap options outstanding (cost $1,167,347)				$2,087,493

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$27,559,449	GBP	20,137,700	$9,232
Goldman Sachs International
AUD/USD (Put)	Nov-21/0.73	20,374,466	AUD	27,084,700	30,114
EUR/USD (Put)	Nov-21/1.16	27,051,787	EUR	23,401,200	101,904
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Nov-21/1.15	27,053,752	EUR	23,402,900	37,199
Toronto-Dominion Bank
USD/CAD (Call)	Nov-21/CAD 1.26	9,969,900		$9,969,900	25,094
UBS AG
NZD/USD (Put)	Nov-21/$0.68	21,070,046	NZD	29,402,800	1,201
Total purchased options outstanding (cost $775,069)					$204,744

SHORT-TERM INVESTMENTS (6.1%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.09% L	Shares	7,750,186	$7,750,186
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	906,000	906,000
U.S. Treasury Bills 0.044%, 2/17/22 # ∆ §		$2,200,000	2,199,645
U.S. Treasury Bills 0.042%, 3/3/22 ∆ §		1,791,000	1,790,636
U.S. Treasury Bills 0.038%, 2/3/22 # ∆		600,000	599,912
U.S. Treasury Bills 0.035%, 4/21/22 # ∆ §		1,250,000	1,249,629
Total short-term investments (cost $14,496,380)			$14,496,008

TOTAL INVESTMENTS
Total investments (cost $349,460,968)	$352,592,430

Global Income Trust 47

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan (Onshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
USD/$	United States Dollar

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $236,893,799.
†	This security is non-income-producing.

48 Global Income Trust

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $431,914 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,316,492 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,698,624 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $129,358,840 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	72.2%	Switzerland	0.8%
Japan	6.3	Mexico	0.7
France	3.0	Australia	0.7
Cayman Islands	2.5	Indonesia	0.6
Italy	2.2	Belgium	0.6
Canada	1.5	Uruguay	0.5
Spain	1.5	Other	5.6
United Kingdom	1.3	Total	100.0%

Global Income Trust 49

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $258,137,607)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/19/22	$2,297,846	$2,225,266	$(72,580)
	British Pound	Buy	12/15/21	715,585	727,384	(11,799)
	Canadian Dollar	Sell	1/19/22	2,644,438	2,602,012	(42,426)
	Chinese Yuan (Offshore)	Buy	11/17/21	1,208,734	1,203,301	5,433
	Chinese Yuan (Offshore)	Sell	11/17/21	1,208,734	1,196,041	(12,693)
	Czech Koruna	Buy	12/15/21	168,584	174,741	(6,157)
	Euro	Sell	12/15/21	3,862,379	3,964,552	102,173
	Hong Kong Dollar	Buy	11/17/21	121,989	122,098	(109)
	Hong Kong Dollar	Sell	11/17/21	121,989	121,978	(11)
	Japanese Yen	Sell	11/17/21	4,997,794	5,150,701	152,907
	Mexican Peso	Sell	1/19/22	352,673	352,897	224
	New Zealand Dollar	Sell	1/19/22	1,663,219	1,618,346	(44,873)
	Russian Ruble	Buy	12/15/21	271,403	261,114	10,289
	Swedish Krona	Buy	12/15/21	732,023	736,929	(4,906)
	Swiss Franc	Buy	12/15/21	578,828	571,412	7,416
Barclays Bank PLC
	Australian Dollar	Sell	1/19/22	751,075	727,080	(23,995)
	British Pound	Buy	12/15/21	2,069,147	2,050,566	18,581
	Canadian Dollar	Sell	1/19/22	88,248	85,362	(2,886)
	Euro	Buy	12/15/21	714,917	768,763	(53,846)
	Indonesian Rupiah	Buy	11/17/21	142,339	138,981	3,358
	Japanese Yen	Buy	11/17/21	3,355,790	3,461,310	(105,520)
	New Zealand Dollar	Sell	1/19/22	700,468	681,612	(18,856)
	Norwegian Krone	Buy	12/15/21	402,952	404,052	(1,100)
	Peruvian New Sol	Buy	1/19/22	70,263	67,772	2,491
	Swedish Krona	Buy	12/15/21	372,099	366,168	5,931
	Swiss Franc	Sell	12/15/21	1,669,662	1,654,246	(15,416)
Citibank, N.A.
	Australian Dollar	Sell	1/19/22	250,032	254,658	4,626
	British Pound	Buy	12/15/21	212,294	202,100	10,194
	Canadian Dollar	Buy	1/19/22	2,450,244	2,410,627	39,617
	Chilean Peso	Buy	1/19/22	132,910	134,557	(1,647)
	Danish Krone	Sell	12/15/21	252,148	258,793	6,645
	Euro	Sell	12/15/21	481,395	495,796	14,401
	Japanese Yen	Buy	11/17/21	1,484,040	1,527,972	(43,932)
	New Zealand Dollar	Sell	1/19/22	582,888	567,063	(15,825)
	Norwegian Krone	Buy	12/15/21	281,400	253,421	27,979
	Romanian Leu	Buy	12/15/21	80,282	82,347	(2,065)
	Swedish Krona	Sell	12/15/21	568,058	556,459	(11,599)
	Swiss Franc	Sell	12/15/21	1,698,534	1,686,386	(12,148)
	Thai Baht	Sell	11/17/21	367,548	367,775	227
Credit Suisse International
	Australian Dollar	Buy	1/19/22	19,413	18,800	613
	British Pound	Sell	12/15/21	690,948	698,369	7,421

50 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $258,137,607) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Canadian Dollar	Buy	1/19/22	$193,627	$193,436	$191
	Euro	Buy	12/15/21	174,390	179,032	(4,642)
	New Zealand Dollar	Buy	1/19/22	631,695	614,606	17,089
Goldman Sachs International
	Australian Dollar	Buy	1/19/22	172,231	191,447	(19,216)
	British Pound	Sell	12/15/21	326,175	236,380	(89,795)
	Canadian Dollar	Buy	1/19/22	4,430,157	4,358,570	71,587
	Chinese Yuan (Offshore)	Sell	11/17/21	1,261,378	1,325,887	64,509
	Euro	Buy	12/15/21	17,398,819	17,904,326	(505,507)
	Hong Kong Dollar	Buy	11/17/21	201,049	201,214	(165)
	Hong Kong Dollar	Sell	11/17/21	201,049	201,033	(16)
	Indonesian Rupiah	Buy	11/17/21	237,381	229,764	7,617
	Japanese Yen	Sell	11/17/21	4,441,153	4,457,143	15,990
	New Zealand Dollar	Sell	1/19/22	2,712,990	2,640,638	(72,352)
	Norwegian Krone	Buy	12/15/21	27,880	28,424	(544)
	Polish Zloty	Sell	12/15/21	223,545	234,950	11,405
	Russian Ruble	Sell	12/15/21	32,841	31,609	(1,232)
	South African Rand	Sell	1/19/22	20,741	21,122	381
	Swedish Krona	Sell	12/15/21	1,054,116	1,008,439	(45,677)
	Swiss Franc	Buy	12/15/21	1,283,962	1,273,782	10,180
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/19/22	244,465	236,670	(7,795)
	British Pound	Sell	12/15/21	1,125,117	1,141,113	15,996
	Canadian Dollar	Buy	1/19/22	73,539	72,357	1,182
	Chinese Yuan (Offshore)	Buy	11/17/21	8,059,447	7,946,828	112,619
	Euro	Sell	12/15/21	14,378,185	14,767,598	389,413
	Hong Kong Dollar	Buy	11/17/21	717,400	717,824	(424)
	Hong Kong Dollar	Sell	11/17/21	717,400	717,559	159
	Japanese Yen	Buy	11/17/21	507,182	521,717	(14,535)
	New Zealand Dollar	Buy	1/19/22	432,891	421,132	11,759
	Norwegian Krone	Sell	12/15/21	10,295	10,049	(246)
	Swiss Franc	Buy	12/15/21	66,051	66,177	(126)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	2,591,218	2,496,825	94,393
	British Pound	Sell	12/15/21	791,551	765,446	(26,105)
	Canadian Dollar	Buy	1/19/22	3,072,422	3,072,159	263
	Chinese Yuan (Offshore)	Buy	11/17/21	2,073	2,036	37
	Chinese Yuan (Offshore)	Sell	11/17/21	2,073	2,082	9
	Euro	Buy	12/15/21	9,944,497	10,211,987	(267,490)
	Japanese Yen	Sell	11/17/21	3,287,680	3,379,108	91,428
	New Zealand Dollar	Buy	1/19/22	3,586,930	3,491,384	95,546
	Norwegian Krone	Buy	12/15/21	272,110	282,874	(10,764)
	Singapore Dollar	Buy	11/17/21	222,306	221,815	491
	South Korean Won	Buy	11/17/21	1,206,173	1,233,938	(27,765)

Global Income Trust 51

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $258,137,607) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Swedish Krona	Sell	12/15/21	$22,732	$33,805	$11,073
	Swiss Franc	Sell	12/15/21	530,707	531,621	914
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	3,695,560	3,579,010	116,550
	British Pound	Buy	12/15/21	10,855,733	10,962,723	(106,990)
	Canadian Dollar	Buy	1/19/22	4,551,943	4,525,694	26,249
	Euro	Buy	12/15/21	2,966,823	3,067,012	(100,189)
	Japanese Yen	Buy	11/17/21	3,767,069	3,837,605	(70,536)
	New Zealand Dollar	Sell	1/19/22	3,000,248	2,918,749	(81,499)
	Norwegian Krone	Buy	12/15/21	2,441,337	2,376,431	64,906
	Swedish Krona	Buy	12/15/21	753,519	793,657	(40,138)
	Swiss Franc	Sell	12/15/21	2,305,793	2,280,615	(25,178)
NatWest Markets PLC
	Australian Dollar	Sell	1/19/22	726,998	722,463	(4,535)
	British Pound	Sell	12/15/21	264,854	265,334	480
	Canadian Dollar	Buy	1/19/22	202,760	199,490	3,270
	Chinese Yuan (Offshore)	Buy	11/17/21	282,568	277,474	5,094
	Chinese Yuan (Offshore)	Sell	11/17/21	282,568	283,661	1,093
	Euro	Sell	12/15/21	11,947,723	12,270,543	322,820
	Japanese Yen	Buy	11/17/21	2,137,346	2,195,338	(57,992)
	New Zealand Dollar	Sell	1/19/22	2,475,613	2,397,131	(78,482)
	Norwegian Krone	Buy	12/15/21	628,889	607,815	21,074
	Swedish Krona	Buy	12/15/21	498,035	497,661	374
	Swiss Franc	Buy	12/15/21	622,464	623,603	(1,139)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/19/22	3,445,302	3,410,557	(34,745)
	British Pound	Buy	12/15/21	516,158	553,947	(37,789)
	Canadian Dollar	Buy	1/19/22	1,739,738	1,723,643	16,095
	Chinese Yuan (Offshore)	Buy	11/17/21	829,356	811,348	18,008
	Euro	Sell	12/15/21	3,290,608	3,388,802	98,194
	Hong Kong Dollar	Buy	11/17/21	25,604	28,096	(2,492)
	Hungarian Forint	Buy	12/15/21	132,772	140,640	(7,868)
	Israeli Shekel	Buy	1/19/22	173,607	170,246	3,361
	Japanese Yen	Sell	11/17/21	3,655,248	3,734,288	79,040
	New Zealand Dollar	Sell	1/19/22	718,860	700,406	(18,454)
	Norwegian Krone	Sell	12/15/21	1,470,994	1,426,153	(44,841)
	Swedish Krona	Sell	12/15/21	1,754,774	1,697,414	(57,360)
	Swiss Franc	Buy	12/15/21	3,075,996	3,039,552	36,444
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	1,261,976	1,222,114	39,862
	British Pound	Buy	12/15/21	1,529,858	1,515,910	13,948
	Canadian Dollar	Sell	1/19/22	382,891	371,770	(11,121)
	Chinese Yuan (Offshore)	Buy	11/17/21	4,019,902	4,025,219	(5,317)
	Chinese Yuan (Offshore)	Sell	11/17/21	4,019,902	3,961,200	(58,702)

52 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $258,137,607) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
	Euro	Sell	12/15/21	$105,305	$111,697	$6,392
	Hong Kong Dollar	Buy	11/17/21	291,317	291,572	(255)
	Hong Kong Dollar	Sell	11/17/21	291,317	291,283	(34)
	Japanese Yen	Buy	11/17/21	1,149,269	1,186,945	(37,676)
	New Zealand Dollar	Sell	1/19/22	562,564	547,229	(15,335)
	Norwegian Krone	Buy	12/15/21	4,684,605	4,610,740	73,865
	Swedish Krona	Sell	12/15/21	3,059,235	2,989,461	(69,774)
UBS AG
	Australian Dollar	Buy	1/19/22	824,589	798,427	26,162
	British Pound	Sell	12/15/21	2,271,038	2,283,774	12,736
	Canadian Dollar	Buy	1/19/22	2,810,103	2,766,042	44,061
	Chinese Yuan (Offshore)	Buy	11/17/21	438,428	432,147	6,281
	Chinese Yuan (Offshore)	Sell	11/17/21	438,428	437,538	(890)
	Euro	Buy	12/15/21	9,333,844	9,547,085	(213,241)
	Hong Kong Dollar	Buy	11/17/21	153,145	153,082	63
	Hong Kong Dollar	Sell	11/17/21	153,145	153,158	13
	Japanese Yen	Buy	11/17/21	6,375,638	6,500,888	(125,250)
	New Zealand Dollar	Buy	1/19/22	62,905	72,777	(9,872)
	Norwegian Krone	Sell	12/15/21	1,363,877	1,322,712	(41,165)
	Swedish Krona	Buy	12/15/21	789,311	816,012	(26,701)
	Swiss Franc	Sell	12/15/21	3,707,643	3,697,690	(9,953)
WestPac Banking Corp.
	British Pound	Buy	12/15/21	932,943	939,423	(6,480)
	Canadian Dollar	Buy	1/19/22	1,017,595	1,001,129	16,466
	Euro	Buy	12/15/21	332,116	341,009	(8,893)
	Japanese Yen	Sell	11/17/21	428,884	442,909	14,025
	New Zealand Dollar	Sell	1/19/22	1,206,641	1,173,851	(32,790)
Unrealized appreciation						2,511,683
Unrealized (depreciation)						(3,042,461)
Total						$(530,778)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Australian Government Treasury Bond 3 yr (Long)	7	$597,495	$597,495	Dec-21	$(16,680)
Canadian Government Bond 10 yr (Long)	6	683,339	683,339	Dec-21	(27,023)
Euro-Bobl 5 yr (Long)	21	3,247,158	3,247,157	Dec-21	(48,596)
Euro-Bund 10 yr (Long)	16	3,109,548	3,109,547	Dec-21	(79,381)
Euro-Buxl 30 yr (Long)	7	1,691,066	1,691,066	Dec-21	(6,812)
Euro-Schatz 2 yr (Short)	6	776,555	776,554	Dec-21	2,172

Global Income Trust 53

FUTURES CONTRACTS OUTSTANDING at 10/31/21 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Japanese Government Bond 10 yr (Long)	5	$6,638,298	$6,638,298	Dec-21	$(21,522)
Japanese Government Bond 10 yr (Short)	10	13,276,596	13,276,596	Dec-21	42,940
U.K. Gilt 10 yr (Long)	30	5,128,778	5,128,781	Dec-21	(154,871)
U.S. Treasury Bond 30 yr (Long)	17	2,734,344	2,734,344	Dec-21	(24,984)
U.S. Treasury Bond Ultra 30 yr (Long)	14	2,749,688	2,749,688	Dec-21	1,694
U.S. Treasury Note 2 yr (Short)	180	39,465,000	39,465,000	Dec-21	166,939
U.S. Treasury Note 5 yr (Long)	63	7,670,250	7,670,250	Dec-21	(98,579)
U.S. Treasury Note 10 yr (Long)	41	5,358,828	5,358,828	Dec-21	(95,545)
U.S. Treasury Note Ultra 10 yr (Short)	69	10,007,156	10,007,156	Dec-21	154,701
Unrealized appreciation					368,446
Unrealized (depreciation)					(573,993)
Total					$(205,547)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/21 (premiums $2,457,605)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$14,042,100	$113,320
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		448,600	26,728
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		448,600	30,128
Goldman Sachs International
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	242,000	14,225
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	242,000	31,079
JPMorgan Chase Bank N.A.
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	532,300	13,156
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$1,046,200	18,968
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		1,657,100	25,138
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		6,153,900	51,939
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	532,300	81,477
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$1,657,100	89,898
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,046,200	105,907
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		6,153,900	832,869
Morgan Stanley & Co. International PLC
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		191,400	4,354
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		191,400	4,463
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		1,059,500	18,372
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		191,400	22,089
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		191,400	22,616
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		1,059,500	38,725
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		1,590,200	338,744
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		1,590,200	403,211
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		1,590,200	407,982

54 Global Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/21 (premiums $2,457,605) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	19,660,400	$143,948
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	19,660,400	176,774
Toronto-Dominion Bank
(1.758)/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.758	CAD	1,001,900	51
(1.81)/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.81	CAD	2,003,900	356
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$145,700	$8,551
1.758/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.758	CAD	1,001,900	9,845
1.81/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.81	CAD	2,003,900	16,203
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$291,400	59,603
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		520,300	28,528
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		520,300	30,567
Total				$3,169,814

WRITTEN OPTIONS OUTSTANDING at 10/31/21 (premiums $30,159)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Toronto-Dominion Bank
USD/CAD (Put)	Nov-21/CAD 1.23	$9,969,900	$9,969,900	$29,870
Total

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	$252,800	$(40,969)	$55,835
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$1,070,200	(139,394)	45,088
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		2,989,900	(27,582)	44,221
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		564,100	(40,390)	28,645
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	133,700	(30,493)	26,929
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		$13,537,300	(87,485)	24,909
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		1,938,200	(93,615)	24,266
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		287,300	(20,973)	15,506

Global Income Trust 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		$678,400	$(33,368)	$12,401
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		3,895,600	(4,675)	11,258
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		13,537,300	(87,485)	3,926
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		802,700	(18,160)	(4,591)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		779,100	(10,128)	(6,241)
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	133,700	(30,493)	(7,802)
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	252,800	(20,484)	(10,000)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$287,300	(20,973)	(10,599)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		564,100	(40,390)	(19,146)
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485		3,591,700	(216,759)	(22,915)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		2,989,900	(27,582)	(25,982)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		1,070,200	(139,394)	(49,454)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		802,700	(377,410)	(258,036)
2.525/3 month USD-LIBOR-BBA/Apr-41 (Written)	Apr-31/2.525		7,780,200	564,065	140,044
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415		11,134,200	235,210	11,691
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		13,537,300	57,026	10,965
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875		389,600	10,909	4,706
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		969,100	15,118	(5,727)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805		7,791,300	2,532	(8,337)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		3,876,400	53,204	(12,172)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		13,537,300	57,026	(58,075)
(2.525)/3 month USD-LIBOR-BBA/Apr-41 (Written)	Apr-31/2.525		7,780,200	564,065	(222,514)

56 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	$(27,570)	$36,254
(1.11125)/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	(27,570)	(25,967)
Citibank, N.A.
(1.529)/3 month USD-LIBOR-BBA/Sep-32 (Purchased)	Sep-22/1.529		$15,789,000	(419,675)	156,153
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	31,385
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		674,000	(21,416)	24,850
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		577,800	(42,093)	13,613
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		933,600	(137,706)	8,626
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194		1,392,700	(34,159)	8,398
1.3025/3 month USD-LIBOR-BBA/Nov-26 (Purchased)	Nov-21/1.3025		1,603,100	(6,412)	2,036
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		2,731,200	(36,407)	1,721
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		933,600	(137,706)	1,074
(1.3025)/3 month USD-LIBOR-BBA/Nov-26 (Purchased)	Nov-21/1.3025		1,603,100	(6,412)	(641)
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		2,731,200	(36,407)	(956)
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		1,023,100	(14,733)	(1,443)
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		1,023,100	(14,733)	(3,816)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		577,800	(42,093)	(8,771)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		674,000	(21,416)	(15,832)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	(32,249)
1.292/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.292		15,789,000	(58,419)	(35,841)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		2,092,900	19,150	7,409
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		2,731,200	20,703	6,173
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		2,092,900	19,150	6,007
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		110,100	8,346	3,365

Global Income Trust 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		$1,123,800	$134,406	$562
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		110,100	8,346	(3,638)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		2,731,200	20,703	(11,416)
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		1,123,800	134,406	(12,744)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075		5,710,900	12,136	(18,275)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		6,685,000	35,431	(37,436)
1.849/3 month USD-LIBOR-BBA/Sep-32 (Written)	Sep-22/1.849		31,578,000	474,914	(206,204)
Goldman Sachs International
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	3,834,800	(17,037)	31,563
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		$371,900	(46,952)	28,179
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		609,000	(55,845)	10,371
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	3,834,800	(17,037)	(2,615)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		$609,000	(91,046)	(13,319)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	(26,937)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	235,050	35,495	(984)
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	235,050	35,495	(1,872)
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	3,834,800	42,765	(10,285)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$2,970,400	43,368	(13,218)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		2,411,600	49,920	(18,810)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	3,834,800	42,765	(19,505)
JPMorgan Chase Bank N.A.
(0.5825)/3 month USD-LIBOR-BBA/Oct-23 (Purchased)	Oct-22/0.5825		$69,669,700	(118,438)	252,204
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		1,859,600	(259,647)	233,082
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	196,055

58 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$377,000	$(58,284)	$34,643
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		628,600	(36,333)	23,698
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	10,632
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	8,915
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$187,600	(21,668)	5,881
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	5,696
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	(3,363)
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$187,600	(21,668)	(4,108)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	(5,593)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	(6,350)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$377,000	(40,452)	(27,517)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		628,600	(65,374)	(30,770)
0.745/3 month USD-LIBOR-BBA/Jan-23 (Purchased)	Jan-22/0.745		74,646,100	(67,181)	(45,534)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	(64,840)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$1,859,600	(259,647)	(257,908)
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		1,539,000	99,035	46,078
(1.4675)/3 month USD-LIBOR-BBA/Jan-23 (Written)	Jan-22/1.4675		74,646,100	67,181	13,436
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		333,100	21,402	9,367
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		264,200	19,696	7,604
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		264,200	19,696	(8,626)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		333,100	21,402	(11,265)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		1,539,000	99,035	(57,713)

Global Income Trust 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
1.0325/3 month USD-LIBOR-BBA/Oct-23 (Written)	Oct-22/1.0325		$69,669,700	$41,802	$(159,544)
0.8075/3 month USD-LIBOR-BBA/Oct-23 (Written)	Oct-22/0.8075		69,669,700	66,186	(208,312)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	182,196
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		377,000	(40,565)	28,497
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		377,000	(57,756)	(37,911)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	(72,785)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		972,300	51,192	24,803
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		972,300	51,192	(21,478)
NatWest Markets PLC
1.95/3 month USD-LIBOR-BBA/Nov-51 (Written)	Nov-21/1.95		1,810,400	3,168	147
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		5,006,300	(172,092)	57,472
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		2,002,500	(104,731)	8,451
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		2,002,500	(104,731)	6,128
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		94,500	(6,591)	2,324
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		94,500	(6,591)	(1,160)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		5,006,300	(172,092)	(70,138)
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		864,900	113,734	25,791
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		245,600	6,693	3,898
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		245,600	6,693	658
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		864,900	113,734	(32,676)
UBS AG
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	3,206,200	(167,689)	97,959
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	1,951,800	(118,639)	74,299

60 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,404,600	$(188,646)	$54,399
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$860,100	(48,123)	44,355
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		2,150,100	(45,582)	42,873
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		7,167,200	(48,343)	42,215
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,923,700	(151,327)	42,008
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$2,866,900	(45,440)	30,131
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	801,500	(121,280)	20,884
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,404,600	(188,646)	19,903
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	801,500	(121,280)	16,705
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,923,700	(151,327)	16,523
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$2,105,300	(97,896)	7,453
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	975,900	(51,942)	4,698
1.175/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	234,000	(21,272)	1,832
(0.762)/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	100,200	(9,241)	1,447
(1.175)/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	234,000	(21,272)	173
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$2,105,300	(97,896)	(1,621)
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		1,001,300	(90,367)	(1,642)
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	975,900	(51,942)	(2,312)
0.762/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	100,200	(9,241)	(2,987)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	3,206,200	(167,689)	(6,857)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,001,300	(90,367)	(18,955)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		2,866,900	(45,440)	(19,724)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		7,167,200	(48,343)	(26,089)

Global Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$860,100	$(48,123)	$(32,194)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		2,150,100	(45,582)	(35,090)
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		1,720,100	45,712	26,111
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	93,200	7,472	853
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	93,200	7,472	(941)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$1,720,100	45,712	(44,155)
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	1,951,800	50,611	(53,880)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	1,951,800	78,076	(65,094)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		$7,008,800	(143,505)	77,308
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		5,006,300	(102,754)	57,372
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		2,961,800	(147,720)	41,643
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		1,770,600	(119,870)	9,632
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		1,770,600	(119,870)	8,269
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		5,006,300	(102,754)	(28,035)
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		2,961,800	(147,720)	(29,263)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		7,008,800	(143,505)	(36,446)
Unrealized appreciation					2,764,830
Unrealized (depreciation)					(2,777,241)
Total					$(12,411)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/21 (proceeds receivable $122,466,836)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 11/1/51	$3,000,000	11/10/21	$3,129,873
Uniform Mortgage-Backed Securities, 2.50%, 12/1/51	26,000,000	12/13/21	26,641,867
Uniform Mortgage-Backed Securities, 2.50%, 11/1/51	26,000,000	11/10/21	26,704,837
Uniform Mortgage-Backed Securities, 2.00%, 12/1/51	33,000,000	12/13/21	32,930,898
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	33,000,000	11/10/21	32,996,640
Total			$122,404,115

62 Global Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21
Swap counterparty/ Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
KRW	6,086,000,000	$4,375	$—	12/9/21	3 month KRW-CD-KSDA-BLOOMBERG — Quarterly	1.67% — Quarterly	$10,429
JPMorgan Chase Bank N.A.
THB	42,200,000	1,068	—	11/16/21	6 month THB-SIBOR-THFX6M — Semiannually	2.07% — Semiannually	10,424
Upfront premium received			—		Unrealized appreciation		20,853
Upfront premium (paid)		—			Unrealized (depreciation)		—
Total			$—		Total		20,853

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,097,000	$32,186	$(16,515)	10/16/25	0.37% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$15,576
3,030,000	199,829	197,396	10/16/30	3 month USD-LIBOR-BBA — Quarterly	0.75% — Semiannually	(1,756)
75,000	10,084	13,585	10/16/50	3 month USD-LIBOR-BBA — Quarterly	1.16% — Semiannually	3,529
1,621,000	13,357	(4,555)	3/16/31	3 month USD-LIBOR-BBA — Quarterly	1.6355% — Semiannually	11,871
5,269,000	56,326	(43)	3/16/26	0.9255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	50,982
3,266,000	283,587	(111)	3/16/51	2.09% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(291,738)
2,471,000	26,366	3,914	3/16/26	0.926% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	27,792
7,485,000	68,039	(99)	3/16/31	3 month USD-LIBOR-BBA — Quarterly	1.645% — Semiannually	82,202
162,800	6,458 E	(2)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(6,461)
3,129,400	52,981	(42)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	55,168

Global Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,173,500	$112,762	$(40)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(113,842)
759,200	2,968	(10)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	8,638
457,600	2,540	(6)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(5,597)
1,518,400	23,338	(14)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(18,307)
776,500	4,884	(11)	9/1/31	1.63% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(6,847)
404,000	2,424	(6)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,345)
1,059,000	5,549	(4)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(4,811)
642,000	5,194	(9)	6/14/31	1.465% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,705
635,000	5,353	(8)	6/11/31	3 month USD-LIBOR-BBA — Quarterly	1.46049% — Semiannually	(1,854)
571,000	1,793	(8)	6/21/31	1.52% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,268)
786,600	6,080	(10)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	(2,267)
3,847,500	47,863	(36)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	36,042
112,800	953	(2)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	(438)
1,387,100	15,466	(13)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	11,313
59,300	521	(1)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	(270)
758,000	9,915	(26)	7/27/51	3 month USD-LIBOR-BBA — Quarterly	1.671% — Semiannually	(6,647)
797,000	19,056	(11)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	(16,382)

64 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,049,100	$57,994	$(29)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	$(53,016)
502,000	16,300	(17)	8/11/51	1.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	14,653
916,000	21,086	(12)	8/10/31	3 month USD-LIBOR-BBA — Quarterly	1.31% — Semiannually	(18,669)
265,000	6,644	(4)	8/20/31	1.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,036
643,400	15,043 E	(9)	8/23/33	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	15,034
1,974,600	32,877	(19)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	30,427
2,154,700	35,186	(20)	9/1/26	0.879% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	32,447
701,000	10,683 E	(10)	9/1/33	1.66% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	10,673
1,316,000	28,623	(19)	10/1/31	1.333% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	27,291
33,877,000	551,856 E	(365,271)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	186,586
32,255,000	243,848 E	57,307	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	(186,541)
23,630,000	541,363 E	573,416	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	32,053
2,834,000	56,822 E	125,807	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	68,986
70,900	1,370	(1)	9/14/31	3 month USD-LIBOR-BBA — Quarterly	1.357% — Semiannually	(1,256)
3,444,000	72,324 E	(21,836)	12/15/31	1.10% — Annually	Secured Overnight Financing Rate — Annually	50,488
806,700	14,625 E	(11)	9/15/32	3 month USD-LIBOR-BBA — Quarterly	1.529% — Semiannually	(14,637)

Global Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,344,000	$30,173	$(18)	9/17/31	1.324% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$28,182
1,028,000	11,596 E	(10)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	11,586
1,764,000	34,592	(23)	9/23/31	1.355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	32,291
3,689,300	52,683	12,514	10/25/26	3 month USD-LIBOR-BBA — Quarterly	0.944% — Semiannually	(39,678)
484,000	7,696	(6)	9/27/31	1.3955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	7,114
2,985,600	26,870	(28)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	24,885
926,900	2,132	(12)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,047)
4,041,000	2,223	(54)	10/4/31	3 month USD-LIBOR-BBA — Quarterly	1.572% — Semiannually	6,523
6,426,000	57,963	(52)	10/7/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	53,983
933,800	38,874 E	(32)	10/9/54	3 month USD-LIBOR-BBA — Quarterly	1.985% — Semiannually	38,842
2,894,900	21,885 E	(41)	10/10/33	1.915% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(21,926)
681,000	1,941 E	(10)	11/12/31	1.605% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,951)
22,362,000	69,546	(84)	10/19/23	3 month USD-LIBOR-BBA — Quarterly	0.5155% — Semiannually	(66,786)
74,000	124	(1)	10/19/31	1.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(161)
244,000	1,174	(3)	10/21/31	1.6175% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,277)
5,318,000	16,273	(43)	10/26/26	1.299% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,165)
162,900	119 E	(6)	11/17/51	1.73% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(124)

66 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	9,400	$524 E	$—	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$524
AUD	32,200	2,267 E	—	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	2,267
AUD	12,000	900 E	—	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	900
AUD	20,900	1,471 E	—	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,471
AUD	76,000	6,567 E	(1)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	6,566
AUD	5,000	614 E	—	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	614
AUD	200,000	2,889	(2)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(2,703)
AUD	3,790,000	200,313 E	14,051	12/15/31	6 month AUD-BBR-BBSW — Semiannually	1.395% — Semiannually	(186,262)
AUD	680,000	28,589 E	(2,360)	12/15/31	6 month AUD-BBR-BBSW — Semiannually	1.551% — Semiannually	(30,950)
AUD	990,000	30,266 E	(982)	12/15/26	6 month AUD-BBR-BBSW — Semiannually	0.951% — Semiannually	(31,247)
CAD	3,257,000	131,401 E	14,520	12/15/31	3 month CAD-BA-CDOR — Semiannually	1.70% — Semiannually	(116,881)
CAD	960,000	32,153 E	(5,183)	12/15/51	3 month CAD-BA-CDOR — Semiannually	2.201% — Semiannually	(37,336)
CAD	860,000	28,289 E	(1,249)	12/15/31	3 month CAD-BA-CDOR — Semiannually	1.801% — Semiannually	(29,538)
CAD	520,000	11,618 E	(634)	12/15/26	3 month CAD-BA-CDOR — Semiannually	1.451% — Semiannually	(12,251)
CHF	1,026,000	30,468 E	12,514	12/15/31	0.05% plus Swiss Average Rate Overnight — Annually	—	(17,954)
CNY	133,040,000	120,581 E	(1,251)	3/16/27	CNY−7 Day China Fixing repo rate RENMINBI — Quarterly	2.56% — Quarterly	(121,831)

Global Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	60,400	$25,761 E	$(2)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$(25,763)
EUR	82,300	27,408	(3)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	28,436
EUR	91,000	27,854	(3)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(28,807)
EUR	91,800	26,480	(4)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(27,400)
EUR	260,300	67,033	(10)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(69,252)
EUR	420,000	159,299 E	(16)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	159,283
EUR	283,000	66,866	(11)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(69,711)
EUR	87,500	22,679 E	(3)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(22,682)
EUR	79,600	15,059	(3)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(15,761)
EUR	211,200	32,979	(9)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(34,632)
EUR	258,600	18,092 E	(10)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(18,102)
EUR	107,000	2,784 E	(4)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(2,788)

68 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	312,300	$7,776	$(11)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$6,763
EUR	585,500	53,098	(22)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	56,718
EUR	115,200	5,950 E	(4)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	5,946
EUR	81,200	14,073 E	(3)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	14,069
EUR	302,300	10,575 E	(6)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(10,581)
EUR	55,900	1,691 E	(1)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,690
EUR	133,400	4,185 E	(3)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	4,182
EUR	52,200	1,599 E	(1)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,598
EUR	238,200	17,807	(10)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	19,105
EUR	51,000	527	(1)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	366
EUR	377,200	8,485	(6)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	7,704
EUR	4,386,000	139,380 E	53,791	12/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.02% — Annually	(85,590)

Global Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	146,400	$3,909 E	$(6)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	$3,904
EUR	640,000	35,475 E	(10,493)	12/15/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.451% — Annually	24,983
EUR	5,130,000	114,810 E	(6,829)	12/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.101% — Annually	(121,639)
EUR	3,790,000	57,044 E	(7,257)	12/15/26	0.201% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	—	(64,301)
EUR	5,470,000	34,336 E	3,525	12/15/23	0.451% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	—	(30,811)
GBP	83,100	2,300	(2)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(1,933)
GBP	1,634,000	70,709 E	(69,465)	12/15/31	0.6525% — Annually	Sterling Overnight Index Average — Annually	1,244
GBP	230,000	7,139 E	4,672	12/15/51	Sterling Overnight Index Average — Annually	0.701% — Annually	(2,467)
GBP	940,000	46,955 E	17,658	12/15/31	Sterling Overnight Index Average — Annually	0.601% — Annually	(29,297)
GBP	830,000	31,714 E	6,073	12/15/26	Sterling Overnight Index Average — Annually	0.501% — Annually	(25,641)
JPY	22,710,500	11,639 E	(7)	8/29/43	0.7495% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	(11,645)
JPY	14,130,600	1,412	(1,114)	2/25/31	0.003% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	281
JPY	26,213,100	11,509 E	(8)	8/29/43	0.194% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	11,501

70 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
NOK	8,789,000	$30,088 E	$(2,894)	12/15/31	1.63% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	$27,194
NZD	1,962,000	92,119 E	6,933	12/15/31	3 month NZD-BBR-FRA — Quarterly	2.03% — Semiannually	(85,187)
SEK	3,957,000	17,007 E	(1,985)	12/15/31	0.65% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	15,018
Total			$596,545	$(893,782)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$492,994	$482,954	$—	9/29/25	(0.0165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 − Annually	$(7,960)
469,326	463,796	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(3,986)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(11,946)
Total		$—		Total	$(11,946)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$9,820,000	$184,420	$36	9/14/26	2.783% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(184,383)
7,745,000	210,896	(141)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(211,038)
Total		$(105)	$(395,421)

Global Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$2,666	$39,000	$10,842	5/11/63	300 bp — Monthly	$(8,153)
CMBX NA BBB−.6 Index	B+/P	5,303	88,000	24,464	5/11/63	300 bp — Monthly	(19,110)
CMBX NA BBB−.6 Index	B+/P	10,865	176,000	48,928	5/11/63	300 bp — Monthly	(37,960)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	168	1,000	101	5/11/63	200 bp — Monthly	67
CMBX NA A.6 Index	BBB+/P	4,245	24,000	2,414	5/11/63	200 bp — Monthly	1,840
CMBX NA BB.11 Index	BB−/P	40,115	71,000	6,007	11/18/54	500 bp — Monthly	34,177
CMBX NA BB.13 Index	BB−/P	2,999	30,000	2,991	12/16/72	500 bp — Monthly	37
CMBX NA BB.13 Index	BB−/P	8,965	95,000	9,472	12/16/72	500 bp — Monthly	(414)
CMBX NA BB.6 Index	B-/P	30,268	202,980	89,149	5/11/63	500 bp — Monthly	(58,683)
CMBX NA BB.7 Index	B/P	15,922	312,000	104,582	1/17/47	500 bp — Monthly	(88,357)
CMBX NA BB.9 Index	B+/P	407	2,000	423	9/17/58	500 bp — Monthly	(14)
CMBX NA BB.9 Index	B+/P	14,500	71,000	15,031	9/17/58	500 bp — Monthly	(462)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	4,765	11/17/59	300 bp — Monthly	1,048
CMBX NA BBB−.12 Index	BBB−/P	1,084	26,000	1,303	8/17/61	300 bp — Monthly	(203)
CMBX NA BBB−.12 Index	BBB−/P	7,366	125,000	6,263	8/17/61	300 bp — Monthly	1,177
CMBX NA BBB−.14 Index	BBB−/P	1,350	27,000	1,153	12/16/72	300 bp — Monthly	213
CMBX NA BBB−.14 Index	BBB−/P	1,496	48,000	2,050	12/16/72	300 bp — Monthly	(526)
CMBX NA BBB−.6 Index	B+/P	29,325	102,000	28,356	5/11/63	300 bp — Monthly	1,029
CMBX NA BBB−.6 Index	B+/P	29,325	102,000	28,356	5/11/63	300 bp — Monthly	1,029
CMBX NA BBB−.6 Index	B+/P	60,053	204,000	56,712	5/11/63	300 bp — Monthly	3,460
CMBX NA BBB−.6 Index	B+/P	36,870	579,000	160,962	5/11/63	300 bp — Monthly	(123,754)
Credit Suisse International
CMBX NA BB.7 Index	B/P	8,159	61,000	20,447	1/17/47	500 bp — Monthly	(12,228)
CMBX NA A.13 Index	A-/P	(228)	43,000	581	12/16/72	200 bp — Monthly	369
CMBX NA A.6 Index	BBB+/P	99	2,000	201	5/11/63	200 bp — Monthly	(102)

72 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA A.6 Index	BBB+/P	$790	$16,000	$1,610	5/11/63	200 bp — Monthly	$(813)
CMBX NA A.6 Index	BBB+/P	(15)	25,000	2,515	5/11/63	200 bp — Monthly	(2,520)
CMBX NA A.6 Index	BBB+/P	1,158	38,000	3,823	5/11/63	200 bp — Monthly	(2,650)
CMBX NA A.6 Index	BBB+/P	4,172	81,000	8,149	5/11/63	200 bp — Monthly	(3,945)
CMBX NA A.6 Index	BBB+/P	10,874	127,000	12,776	5/11/63	200 bp — Monthly	(1,852)
CMBX NA BB.13 Index	BB−/P	1,250	13,000	1,296	12/16/72	500 bp — Monthly	(33)
CMBX NA BBB−.11 Index	BBB−/P	64	1,000	48	11/18/54	300 bp — Monthly	17
CMBX NA BBB−.13 Index	BBB−/P	298	5,000	272	12/16/72	300 bp — Monthly	29
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	272	12/16/72	300 bp — Monthly	27
CMBX NA BBB−.13 Index	BBB−/P	2,325	37,000	2,009	12/16/72	300 bp — Monthly	338
CMBX NA BBB−.14 Index	BBB−/P	58	2,000	85	12/16/72	300 bp — Monthly	(27)
CMBX NA BBB−.14 Index	BBB−/P	265	7,000	299	12/16/72	300 bp — Monthly	(30)
CMBX NA BBB−.6 Index	B+/P	1,407	13,000	3,614	5/11/63	300 bp — Monthly	(2,199)
CMBX NA BBB−.6 Index	B+/P	1,503	20,000	5,560	5/11/63	300 bp — Monthly	(4,045)
CMBX NA BBB−.6 Index	B+/P	4,453	41,000	11,398	5/11/63	300 bp — Monthly	(6,921)
CMBX NA BBB−.6 Index	B+/P	4,273	54,000	15,012	5/11/63	300 bp — Monthly	(10,708)
CMBX NA BBB−.6 Index	B+/P	4,428	65,000	18,070	5/11/63	300 bp — Monthly	(13,604)
CMBX NA BBB−.6 Index	B+/P	7,899	73,000	20,294	5/11/63	300 bp — Monthly	(12,353)
CMBX NA BBB−.6 Index	B+/P	7,972	85,000	23,630	5/11/63	300 bp — Monthly	(15,608)
CMBX NA BBB−.6 Index	B+/P	27,923	102,000	28,356	5/11/63	300 bp — Monthly	(374)
CMBX NA BBB−.6 Index	B+/P	17,898	147,000	40,866	5/11/63	300 bp — Monthly	(22,883)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	2,648	33,000	8,128	5/11/63	500 bp — Monthly	(5,448)
CMBX NA BB.6 Index	B-/P	51,480	96,199	42,251	5/11/63	500 bp — Monthly	9,323

Global Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.13 Index	BBB−/P	$4,077	$59,000	$3,204	12/16/72	300 bp — Monthly	$908
CMBX NA BBB−.7 Index	BB−/P	4,695	20,000	3,796	1/17/47	300 bp — Monthly	911
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	8,447	722,000	9,747	12/16/72	200 bp — Monthly	18,475
CMBX NA A.13 Index	A-/P	(2,803)	188,000	2,538	12/16/72	200 bp — Monthly	(192)
CMBX NA A.13 Index	A-/P	(276)	46,000	621	12/16/72	200 bp — Monthly	363
CMBX NA A.6 Index	BBB+/P	818	12,000	1,207	5/11/63	200 bp — Monthly	(385)
CMBX NA A.6 Index	BBB+/P	6,188	90,000	9,054	5/11/63	200 bp — Monthly	(2,832)
CMBX NA BB.13 Index	BB−/P	192	2,000	199	12/16/72	500 bp — Monthly	(6)
CMBX NA BB.13 Index	BB−/P	377	4,000	399	12/16/72	500 bp — Monthly	(17)
CMBX NA BB.13 Index	BB−/P	2,789	29,000	2,891	12/16/72	500 bp — Monthly	(74)
CMBX NA BB.13 Index	BB−/P	3,879	42,000	4,187	12/16/72	500 bp — Monthly	(267)
CMBX NA BB.6 Index	B-/P	11,787	46,175	20,280	5/11/63	500 bp — Monthly	(8,448)
CMBX NA BB.6 Index	B-/P	23,902	93,313	40,983	5/11/63	500 bp — Monthly	(16,990)
CMBX NA BBB−.12 Index	BBB−/P	3,064	52,000	2,605	8/17/61	300 bp — Monthly	490
CMBX NA BBB−.12 Index	BBB−/P	4,422	103,000	5,160	8/17/61	300 bp — Monthly	(678)
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	272	12/16/72	300 bp — Monthly	27
CMBX NA BBB−.13 Index	BBB−/P	15,617	210,000	11,403	12/16/72	300 bp — Monthly	4,198
CMBX NA BBB−.14 Index	BBB−/P	274	9,000	384	12/16/72	300 bp — Monthly	(105)
Upfront premium received		561,590		Unrealized appreciation		79,552
Upfront premium (paid)		(3,322)		Unrealized (depreciation)		(485,973)
Total		$558,268		Total		$(406,421)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

74 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(101)	$1,000	$101	5/11/63	(200 bp) — Monthly	$(1)
CMBX NA BB.10 Index	(20,735)	86,000	21,182	11/17/59	(500 bp) — Monthly	363
CMBX NA BB.10 Index	(18,870)	74,000	18,226	11/17/59	(500 bp) — Monthly	(716)
CMBX NA BB.10 Index	(3,861)	37,000	9,113	11/17/59	(500 bp) — Monthly	5,216
CMBX NA BB.10 Index	(3,399)	31,000	7,635	11/17/59	(500 bp) — Monthly	4,206
CMBX NA BB.11 Index	(5,127)	71,000	6,007	11/18/54	(500 bp) — Monthly	811
CMBX NA BB.8 Index	(6,581)	51,215	18,796	10/17/57	(500 bp) — Monthly	12,165
CMBX NA BB.8 Index	(5,168)	14,495	5,320	10/17/57	(500 bp) — Monthly	137
CMBX NA BB.8 Index	(527)	2,899	1,064	10/17/57	(500 bp) — Monthly	534
CMBX NA BBB−.10 Index	(17,578)	59,000	5,304	11/17/59	(300 bp) — Monthly	(12,308)
CMBX NA BBB−.10 Index	(5,609)	44,000	3,956	11/17/59	(300 bp) — Monthly	(1,679)
CMBX NA BBB−.10 Index	(4,334)	34,000	3,057	11/17/59	(300 bp) — Monthly	(1,297)
CMBX NA BBB−.10 Index	(5,249)	22,000	1,978	11/17/59	(300 bp) — Monthly	(3,284)
CMBX NA BBB−.10 Index	(4,875)	21,000	1,888	11/17/59	(300 bp) — Monthly	(2,999)
CMBX NA BBB−.10 Index	(2,953)	12,000	1,079	11/17/59	(300 bp) — Monthly	(1,881)
CMBX NA BBB−.10 Index	(789)	5,000	450	11/17/59	(300 bp) — Monthly	(342)
CMBX NA BBB−.11 Index	(5,028)	35,000	1,663	11/18/54	(300 bp) — Monthly	(3,386)
CMBX NA BBB−.11 Index	(2,881)	9,000	428	11/18/54	(300 bp) — Monthly	(2,458)
CMBX NA BBB−.11 Index	(147)	1,000	48	11/18/54	(300 bp) — Monthly	(100)
CMBX NA BBB−.12 Index	(31,283)	90,000	4,509	8/17/61	(300 bp) — Monthly	(26,827)
CMBX NA BBB−.12 Index	(22,054)	66,000	3,307	8/17/61	(300 bp) — Monthly	(18,786)
CMBX NA BBB−.12 Index	(3,276)	48,000	2,405	8/17/61	(300 bp) — Monthly	(899)
CMBX NA BBB−.12 Index	(15,365)	46,000	2,305	8/17/61	(300 bp) — Monthly	(13,087)
CMBX NA BBB−.12 Index	(15,466)	44,000	2,204	8/17/61	(300 bp) — Monthly	(13,288)

Global Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(5,641)	$25,000	$1,253	8/17/61	(300 bp) — Monthly	$(4,403)
CMBX NA BBB−.12 Index	(4,065)	24,000	1,202	8/17/61	(300 bp) — Monthly	(2,877)
CMBX NA BBB−.12 Index	(5,639)	16,000	802	8/17/61	(300 bp) — Monthly	(4,846)
CMBX NA BBB−.13 Index	(7,199)	95,000	5,159	12/16/72	(300 bp) — Monthly	(2,096)
CMBX NA BBB−.7 Index	(656)	3,000	569	1/17/47	(300 bp) — Monthly	(89)
CMBX NA BBB−.8 Index	(19,531)	125,000	16,275	10/17/57	(300 bp) — Monthly	(3,329)
CMBX NA BBB−.8 Index	(8,252)	52,000	6,770	10/17/57	(300 bp) — Monthly	(1,512)
CMBX NA BBB−.8 Index	(8,219)	52,000	6,770	10/17/57	(300 bp) — Monthly	(1,479)
CMBX NA BBB−.8 Index	(6,523)	49,000	6,380	10/17/57	(300 bp) — Monthly	(172)
CMBX NA BBB−.8 Index	(5,725)	40,000	5,208	10/17/57	(300 bp) — Monthly	(540)
CMBX NA BBB−.9 Index	(946)	4,000	338	9/17/58	(300 bp) — Monthly	(611)
Credit Suisse International
CMBX NA BB.10 Index	(10,274)	77,000	18,965	11/17/59	(500 bp) — Monthly	8,617
CMBX NA BB.10 Index	(9,157)	77,000	18,965	11/17/59	(500 bp) — Monthly	9,734
CMBX NA BB.10 Index	(5,096)	41,000	10,098	11/17/59	(500 bp) — Monthly	4,962
CMBX NA BB.7 Index	(8,049)	438,667	192,662	5/11/63	(500 bp) — Monthly	184,187
CMBX NA BB.7 Index	(29,146)	158,000	52,962	1/17/47	(500 bp) — Monthly	23,662
CMBX NA BB.7 Index	(2,467)	15,000	5,028	1/17/47	(500 bp) — Monthly	2,546
CMBX NA BB.8 Index	(1,051)	5,798	2,128	10/17/57	(500 bp) — Monthly	1,071
Goldman Sachs International
CMBX NA BB.10 Index	(11,765)	52,000	12,808	11/17/59	(500 bp) — Monthly	992
CMBX NA BB.7 Index	(45,077)	222,000	74,414	1/17/47	(500 bp) — Monthly	29,122
CMBX NA BB.7 Index	(16,057)	98,000	32,850	1/17/47	(500 bp) — Monthly	16,698
CMBX NA BB.7 Index	(6,053)	40,000	13,408	1/17/47	(500 bp) — Monthly	7,316

76 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.8 Index	$(21,068)	$57,979	$21,278	10/17/57	(500 bp) — Monthly	$154
CMBX NA BB.8 Index	(21,031)	57,979	21,278	10/17/57	(500 bp) — Monthly	191
CMBX NA BB.8 Index	(10,208)	28,989	10,639	10/17/57	(500 bp) — Monthly	403
CMBX NA BB.8 Index	(2,266)	19,326	7,093	10/17/57	(500 bp) — Monthly	4,808
CMBX NA BB.9 Index	(602)	5,000	1,059	9/17/58	(500 bp) — Monthly	452
CMBX NA BB.9 Index	(313)	3,000	635	9/17/58	(500 bp) — Monthly	319
CMBX NA BB.9 Index	(319)	2,000	423	9/17/58	(500 bp) — Monthly	103
CMBX NA BB.9 Index	(158)	1,000	212	9/17/58	(500 bp) — Monthly	53
CMBX NA BBB−.10 Index	(312)	2,000	180	11/17/59	(300 bp) — Monthly	(133)
CMBX NA BBB−.12 Index	(11,145)	33,000	1,653	8/17/61	(300 bp) — Monthly	(9,511)
CMBX NA BBB−.13 Index	(3,107)	41,000	2,226	12/16/72	(300 bp) — Monthly	(905)
CMBX NA BBB−.6 Index	(68,943)	253,000	70,334	5/11/63	(300 bp) — Monthly	1,244
CMBX NA BBB−.8 Index	(31,635)	205,000	26,691	10/17/57	(300 bp) — Monthly	(5,063)
CMBX NA BBB−.8 Index	(8,311)	53,000	6,901	10/17/57	(300 bp) — Monthly	(1,442)
CMBX NA BBB−.8 Index	(3,105)	24,000	3,125	10/17/57	(300 bp) — Monthly	6
JPMorgan Securities LLC
CMBX NA BB.17 Index	(13,221)	27,000	9,050	1/17/47	(500 bp) — Monthly	(4,197)
CMBX NA BB.8 Index	(4,461)	8,697	3,192	10/17/57	(500 bp) — Monthly	(1,277)
CMBX NA BBB−.10 Index	(22,269)	196,000	17,620	11/17/59	(300 bp) — Monthly	(4,763)
CMBX NA BBB−.10 Index	(17,466)	62,000	5,574	11/17/59	(300 bp) — Monthly	(11,928)
CMBX NA BBB−.10 Index	(15,790)	53,000	4,765	11/17/59	(300 bp) — Monthly	(11,056)
CMBX NA BBB−.10 Index	(6,762)	41,000	3,686	11/17/59	(300 bp) — Monthly	(3,100)
CMBX NA BBB−.11 Index	(15,715)	50,000	2,375	11/18/54	(300 bp) — Monthly	(13,369)
CMBX NA BBB−.11 Index	(1,257)	4,000	190	11/18/54	(300 bp) — Monthly	(1,070)

Global Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.12 Index	$(1,407)	$36,000	$1,804	8/17/61	(300 bp) — Monthly	$376
CMBX NA BBB−.12 Index	(1,327)	4,000	200	8/17/61	(300 bp) — Monthly	(1,129)
CMBX NA BBB−.6 Index	(66,380)	245,000	68,110	5/11/63	(300 bp) — Monthly	1,587
Merrill Lynch International
CMBX NA BB.10 Index	(4,211)	74,000	18,226	11/17/59	(500 bp) — Monthly	13,944
CMBX NA BB.7 Index	(5,378)	31,000	10,391	1/17/47	(500 bp) — Monthly	4,983
CMBX NA BBB−.10 Index	(13,217)	61,000	5,484	11/17/59	(300 bp) — Monthly	(7,769)
CMBX NA BBB−.7 Index	(1,311)	16,000	3,037	1/17/47	(300 bp) — Monthly	1,716
CMBX NA BBB−.9 Index	(7,225)	39,000	3,292	9/17/58	(300 bp) — Monthly	(3,956)
CMBX NA BBB−.9 Index	(4,261)	23,000	1,941	9/17/58	(300 bp) — Monthly	(2,333)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(14,326)	61,000	15,024	11/17/59	(500 bp) — Monthly	639
CMBX NA BB.10 Index	(3,880)	37,000	9,113	11/17/59	(500 bp) — Monthly	5,197
CMBX NA BB.7 Index	(12,267)	61,000	20,447	1/17/47	(500 bp) — Monthly	8,120
CMBX NA BB.7 Index	(4,844)	24,000	8,045	1/17/47	(500 bp) — Monthly	3,178
CMBX NA BB.7 Index	(3,471)	18,000	6,034	1/17/47	(500 bp) — Monthly	2,545
CMBX NA BB.8 Index	(10,183)	28,023	10,284	10/17/57	(500 bp) — Monthly	75
CMBX NA BB.8 Index	(4,944)	9,663	3,546	10/17/57	(500 bp) — Monthly	(1,407)
CMBX NA BB.9 Index	(352)	4,000	847	9/17/58	(500 bp) — Monthly	491
CMBX NA BB.9 Index	(123)	2,000	423	9/17/58	(500 bp) — Monthly	298
CMBX NA BBB−.10 Index	(7,621)	88,000	7,911	11/17/59	(300 bp) — Monthly	239
CMBX NA BBB−.10 Index	(9,639)	76,000	6,832	11/17/59	(300 bp) — Monthly	(2,851)
CMBX NA BBB−.10 Index	(8,117)	64,000	5,754	11/17/59	(300 bp) — Monthly	(2,401)
CMBX NA BBB−.10 Index	(3,954)	33,000	2,967	11/17/59	(300 bp) — Monthly	(1,007)
CMBX NA BBB−.10 Index	(7,314)	30,000	2,697	11/17/59	(300 bp) — Monthly	(4,634)

78 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(4,553)	$21,000	$1,888	11/17/59	(300 bp) — Monthly	$(2,678)
CMBX NA BBB−.10 Index	(4,109)	19,000	1,708	11/17/59	(300 bp) — Monthly	(2,412)
CMBX NA BBB−.10 Index	(2,435)	17,000	1,528	11/17/59	(300 bp) — Monthly	(916)
CMBX NA BBB−.10 Index	(3,784)	16,000	1,438	11/17/59	(300 bp) — Monthly	(2,355)
CMBX NA BBB−.10 Index	(1,727)	14,000	1,259	11/17/59	(300 bp) — Monthly	(477)
CMBX NA BBB−.10 Index	(2,296)	10,000	899	11/17/59	(300 bp) — Monthly	(1,403)
CMBX NA BBB−.11 Index	(15,363)	48,000	2,280	11/18/54	(300 bp) — Monthly	(13,111)
CMBX NA BBB−.12 Index	(1,649)	40,000	2,004	8/17/61	(300 bp) — Monthly	332
CMBX NA BBB−.12 Index	(4,382)	21,000	1,052	8/17/61	(300 bp) — Monthly	(3,342)
CMBX NA BBB−.12 Index	(4,320)	13,000	651	8/17/61	(300 bp) — Monthly	(3,677)
CMBX NA BBB−.13 Index	(11,833)	192,000	10,426	12/16/72	(300 bp) — Monthly	(1,519)
CMBX NA BBB−.7 Index	(41)	1,000	190	1/17/47	(300 bp) — Monthly	148
CMBX NA BBB−.8 Index	(53,474)	349,000	45,440	10/17/57	(300 bp) — Monthly	(8,238)
CMBX NA BBB−.8 Index	(29,904)	193,000	25,129	10/17/57	(300 bp) — Monthly	(4,888)
CMBX NA BBB−.8 Index	(9,876)	69,000	8,984	10/17/57	(300 bp) — Monthly	(932)
CMBX NA BBB−.8 Index	(8,120)	64,000	8,333	10/17/57	(300 bp) — Monthly	175
CMBX NA BBB−.8 Index	(8,140)	64,000	8,333	10/17/57	(300 bp) — Monthly	155
CMBX NA BBB−.8 Index	(8,125)	52,000	6,770	10/17/57	(300 bp) — Monthly	(1,385)
CMBX NA BBB−.8 Index	(7,902)	51,000	6,640	10/17/57	(300 bp) — Monthly	(1,292)
CMBX NA BBB−.8 Index	(6,851)	44,000	5,729	10/17/57	(300 bp) — Monthly	(1,150)
Upfront premium received	—		Unrealized appreciation		364,270
Upfront premium (paid)	(1,081,944)		Unrealized (depreciation)		(270,368)
Total	$(1,081,944)		Total		$93,902
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Global Income Trust 79

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$5,415,035	$568,738
Collateralized loan obligations	—	11,251,611	—
Corporate bonds and notes	—	51,747,141	—
Foreign government and agency bonds and notes	—	74,746,277	—
Mortgage-backed securities	—	80,346,493	—
Purchased options outstanding	—	204,744	—
Purchased swap options outstanding	—	2,087,493	—
U.S. government and agency mortgage obligations	—	111,270,328	—
U.S. treasury obligations	—	458,562	—
Short-term investments	906,000	13,590,008	—
Totals by level	$906,000	$351,117,692	$568,738

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(530,778)	$—
Futures contracts	(205,547)	—	—
Written options outstanding	—	(29,870)	—
Written swap options outstanding	—	(3,169,814)	—
Forward premium swap option contracts	—	(12,411)	—
TBA sale commitments	—	(122,404,115)	—
Interest rate swap contracts	—	(1,469,474)	—
Total return swap contracts	—	(407,262)	—
Credit default contracts	—	211,157	—
Totals by level	$(205,547)	$(127,812,567)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

80 Global Income Trust

Statement of assets and liabilities 10/31/21

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $341,710,782)	$344,842,244
Affiliated issuers (identified cost $7,750,186) (Note 5)	7,750,186
Cash	1,202,585
Foreign currency (cost $1,334) (Note 1)	3,337
Interest and other receivables	1,751,162
Receivable for shares of the fund sold	297,606
Receivable for investments sold	1,057,668
Receivable for sales of delayed delivery securities (Note 1)	982,710
Receivable for sales of TBA securities (Note 1)	110,376,917
Receivable from Manager (Note 2)	62,297
Receivable for variation margin on futures contracts (Note 1)	24,690
Receivable for variation margin on centrally cleared swap contracts (Note 1)	294,764
Unrealized appreciation on forward currency contracts (Note 1)	2,511,683
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,764,830
Unrealized appreciation on OTC swap contracts (Note 1)	464,675
Premium paid on OTC swap contracts (Note 1)	1,085,266
Prepaid assets	45,209
Total assets	475,517,829

LIABILITIES
Payable for investments purchased	1,300,418
Payable for purchases of delayed delivery securities (Note 1)	2,994,343
Payable for purchases of TBA securities (Note 1)	99,046,150
Payable for shares of the fund repurchased	331,794
Payable for custodian fees (Note 2)	23,073
Payable for investor servicing fees (Note 2)	73,768
Payable for Trustee compensation and expenses (Note 2)	155,915
Payable for administrative services (Note 2)	341
Payable for distribution fees (Note 2)	28,399
Payable for variation margin on futures contracts (Note 1)	74,340
Payable for variation margin on centrally cleared swap contracts (Note 1)	307,172
Unrealized depreciation on forward currency contracts (Note 1)	3,042,461
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,777,241
Written options outstanding, at value (premiums $2,487,764) (Note 1)	3,199,684
TBA sale commitments, at value (proceeds receivable $122,466,836) (Note 1)	122,404,115
Unrealized depreciation on OTC swap contracts (Note 1)	768,287
Premium received on OTC swap contracts (Note 1)	561,590
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	1,364,562
Other accrued expenses	170,377
Total liabilities	238,624,030

Net assets	$236,893,799

(Continued on next page)

Global Income Trust 81

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$246,740,111
Total distributable earnings (Note 1)	(9,846,312)
Total — Representing net assets applicable to capital shares outstanding	$236,893,799

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($110,712,524 divided by 9,267,683 shares)	$11.95
Offering price per class A share (100/96.00 of $11.95)*	$12.45
Net asset value and offering price per class B share ($515,785 divided by 43,391 shares)**	$11.89
Net asset value and offering price per class C share ($3,833,374 divided by 322,448 shares)**	$11.89
Net asset value, offering price and redemption price per class R share
($1,962,915 divided by 164,372 shares)	$11.94
Net asset value, offering price and redemption price per class R5 share
($44,492 divided by 3,727 shares)	$11.94
Net asset value, offering price and redemption price per class R6 share
($30,989,037 divided by 2,593,976 shares)	$11.95
Net asset value, offering price and redemption price per class Y share
($88,835,672 divided by 7,441,101 shares)	$11.94

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

82 Global Income Trust

Statement of operations Year ended 10/31/21

INVESTMENT INCOME
Interest (including interest income of $10,063 from investments in affiliated issuers) (Note 5)	$7,042,792
Total investment income	7,042,792

EXPENSES
Compensation of Manager (Note 2)	1,342,151
Investor servicing fees (Note 2)	450,150
Custodian fees (Note 2)	116,935
Trustee compensation and expenses (Note 2)	10,662
Distribution fees (Note 2)	360,311
Administrative services (Note 2)	6,478
Auditing and tax fees	158,315
Other	204,900
Fees waived and reimbursed by Manager (Note 2)	(751,733)
Total expenses	1,898,169
Expense reduction (Note 2)	(454)
Net expenses	1,897,715

Net investment income	5,145,077

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,966,721
Net increase from payments by affiliates (Note 2)	30,308
Foreign currency transactions (Note 1)	4,265
Forward currency contracts (Note 1)	(802,548)
Futures contracts (Note 1)	(1,715,724)
Swap contracts (Note 1)	(4,641,085)
Written options (Note 1)	483,166
Total net realized loss	(2,674,897)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(7,028,801)
Assets and liabilities in foreign currencies	(14,470)
Forward currency contracts	(1,197,487)
Futures contracts	128,975
Swap contracts	1,130,513
Written options	(1,302,444)
Total change in net unrealized depreciation	(8,283,714)

Net loss on investments	(10,958,611)

Net decrease in net assets resulting from operations	$(5,813,534)

The accompanying notes are an integral part of these financial statements.

Global Income Trust 83

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/21	Year ended 10/31/20
Operations
Net investment income	$5,145,077	$4,501,833
Net realized gain (loss) on investments
and foreign currency transactions	(2,674,897)	550,009
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(8,283,714)	1,583,049
Net increase (decrease) in net assets resulting
from operations	(5,813,534)	6,634,891
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,897,242)	(621,119)
Class B	(6,079)	(3,522)
Class C	(45,011)	(26,706)
Class M	—	(2,197)
Class R	(31,724)	(11,650)
Class R5	(777)	(181)
Class R6	(674,342)	(211,982)
Class Y	(1,782,140)	(530,702)
From return of capital
Class A	—	(1,415,559)
Class B	—	(8,027)
Class C	—	(60,865)
Class M	—	(5,006)
Class R	—	(26,551)
Class R5	—	(411)
Class R6	—	(483,118)
Class Y	—	(1,209,494)
Increase (decrease) from capital share transactions (Note 4)	(3,688,159)	17,989,743
Total increase (decrease) in net assets	(13,939,008)	20,007,544

NET ASSETS
Beginning of year	250,832,807	230,825,263
End of year	$236,893,799	$250,832,807

The accompanying notes are an integral part of these financial statements.

84 Global Income Trust

This page left blank intentionally.

Global Income Trust 85

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
October 31, 2021	$12.45	.24	(.54)	(.30)	(.20)	—	(.20)	$11.95	(2.43)	$110,713.88		1.91	838
October 31, 2020	12.35	.22	.10	.32	(.07)	(.15)	(.22)	12.45	2.64	114,466	1.09	1.76	590
October 31, 2019	11.50	.26	.84	1.10	(.19)	(.06)	(.25)	12.35	9.68	114,345	1.22	2.19	408
October 31, 2018	12.05	.27	(.52)	(.25)	(.19)	(.11)	(.30)	11.50	(2.14)	116,014	1.22	2.25	451
October 31, 2017	11.93	.27	.23	.50	(.38)	—	(.38)	12.05	4.32	121,661	1.22	2.28	660
Class B
October 31, 2021	$12.39	.13	(.52)	(.39)	(.11)	—	(.11)	$11.89	(3.18)	$516	1.63	1.04	838
October 31, 2020	12.29	.12	.11	.23	(.04)	(.09)	(.13)	12.39	1.84	934	1.84	.97	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.80	1,508	1.97	1.42	408
October 31, 2018	12.00	.18	(.53)	(.35)	(.13)	(.07)	(.20)	11.45	(2.90)	2,362	1.97	1.48	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	3,633	1.97	1.51	660
Class C
October 31, 2021	$12.39	.14	(.53)	(.39)	(.11)	—	(.11)	$11.89	(3.19)	$3,833	1.63	1.14	838
October 31, 2020	12.29	.12	.11	.23	(.04)	(.09)	(.13)	12.39	1.88	6,508	1.84	1.03	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.81	9,591	1.97	1.44	408
October 31, 2018	12.00	.18	(.52)	(.34)	(.14)	(.07)	(.21)	11.45	(2.89)	12,444	1.97	1.49	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	17,763	1.97	1.53	660
Class R
October 31, 2021	$12.45	.21	(.55)	(.34)	(.17)	—	(.17)	$11.94	(2.76)	$1,963	1.13	1.69	838
October 31, 2020	12.35	.19	.10	.29	(.06)	(.13)	(.19)	12.45	2.39	2,475	1.34	1.52	590
October 31, 2019	11.50	.23	.84	1.07	(.16)	(.06)	(.22)	12.35	9.40	1,955	1.47	1.97	408
October 31, 2018	12.05	.24	(.52)	(.28)	(.17)	(.10)	(.27)	11.50	(2.39)	2,014	1.47	2.02	451
October 31, 2017	11.90	.24	.24	.48	(.33)	—	(.33)	12.05	4.14	3,040	1.47	2.02	660
Class R5
October 31, 2021	$12.44	.28	(.54)	(.26)	(.24)	—	(.24)	$11.94	(2.12)	$44.55		2.25	838
October 31, 2020	12.35	.26	.09	.35	(.08)	(.18)	(.26)	12.44	2.91	33.75		2.10	590
October 31, 2019	11.50	.31	.83	1.14	(.22)	(.07)	(.29)	12.35	10.06	24.86		2.60	408
October 31, 2018	12.05	.31	(.52)	(.21)	(.22)	(.12)	(.34)	11.50	(1.77)	31.86		2.63	451
October 31, 2017	11.93	.32	.23	.55	(.43)	—	(.43)	12.05	4.70	29.87		2.68	660
Class R6
October 31, 2021	$12.45	.29	(.54)	(.25)	(.25)	—	(.25)	$11.95	(2.05)	$30,989.48		2.31	838
October 31, 2020	12.35	.26	.11	.37	(.08)	(.19)	(.27)	12.45	3.05	35,357.68		2.14	590
October 31, 2019	11.50	.31	.84	1.15	(.22)	(.08)	(.30)	12.35	10.15	25,712.79		2.61	408
October 31, 2018	12.05	.32	(.51)	(.19)	(.23)	(.13)	(.36)	11.50	(1.72)	24,177.80		2.65	451
October 31, 2017	11.92	.33	.23	.56	(.43)	—	(.43)	12.05	4.83	6,607.80		2.73	660

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

86 Global Income Trust	Global Income Trust 87

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class Y
October 31, 2021	$12.44	.27	(.53)	(.26)	(.24)	—	(.24)	$11.94	(2.19)	$88,836.63		2.17	838
October 31, 2020	12.35	.24	.11	.35	(.08)	(.18)	(.26)	12.44	2.83	91,059.84		1.99	590
October 31, 2019	11.50	.29	.84	1.13	(.21)	(.07)	(.28)	12.35	9.96	71,288.97		2.43	408
October 31, 2018	12.05	.30	(.52)	(.22)	(.21)	(.12)	(.33)	11.50	(1.90)	62,181.97		2.50	451
October 31, 2017	11.92	.31	.24	.55	(.42)	—	(.42)	12.05	4.68	80,266.97		2.56	660

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2021	0.30%
October 31, 2020	0.11
October 31, 2019	0.02
October 31, 2018	0.02
October 31, 2017	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

88 Global Income Trust	Global Income Trust 89

Notes to financial statements 10/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through October 31, 2021.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

90 Global Income Trust

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater

Global Income Trust 91

than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

92 Global Income Trust

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

Global Income Trust 93

other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

94 Global Income Trust

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,486,985 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $2,316,492 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Global Income Trust 95

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$7,072,879	$1,993,692	$9,066,571

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $297,023 to increase undistributed net investment income and $297,023 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,144,371
Unrealized depreciation	(19,041,362)
Net unrealized depreciation	(1,896,991)
Undistributed ordinary income	1,166,637
Capital loss carryforward	(9,066,571)
Cost for federal income tax purposes	$226,471,307

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

96 Global Income Trust

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.532% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.43% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $751,733 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $30,308 for trading errors which occurred during the reporting period. The effect of the losses incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$229,700	Class R5	47
Class B	1,375	Class R6	16,740
Class C	10,264	Class Y	187,442
Class R	4,582	Total	$450,150

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $454 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $160, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Global Income Trust 97

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$289,991
Class B	1.00%	1.00%	6,943
Class C	1.00%	1.00%	51,811
Class R	1.00%	0.50%	11,566
Total			$360,311

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,483 from the sale of class A shares and received $32 and $16 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $23 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,320,568,421	$2,418,287,758
U.S. government securities (Long-term)	—	—
Total	$2,320,568,421	$2,418,287,758

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

98 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,700,188	$21,290,922	2,187,702	$26,915,453
Shares issued in connection with
reinvestment of distributions	142,168	1,770,116	157,774	1,931,454
	1,842,356	23,061,038	2,345,476	28,846,907
Shares repurchased	(1,766,980)	(22,083,550)	(2,410,135)	(29,478,451)
Net increase (decrease)	75,376	$977,488	(64,659)	$(631,544)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	559	$7,058	8,727	$105,048
Shares issued in connection with
reinvestment of distributions	452	5,610	908	11,059
	1,011	12,668	9,635	116,107
Shares repurchased	(33,030)	(412,689)	(56,925)	(693,913)
Net decrease	(32,019)	$(400,021)	(47,290)	$(577,806)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	61,988	$780,364	76,097	$934,692
Shares issued in connection with
reinvestment of distributions	3,522	43,759	6,398	77,942
	65,510	824,123	82,495	1,012,634
Shares repurchased	(268,228)	(3,334,465)	(337,567)	(4,122,016)
Net decrease	(202,718)	$(2,510,342)	(255,072)	$(3,109,382)

			YEAR ENDED 10/31/20*
Class M			Shares	Amount
Shares sold			21	$242
Shares issued in connection with
reinvestment of distributions			—	—
			21	242
Shares repurchased			(524,351)	(6,386,524)
Net decrease			(524,330)	$(6,386,282)

Global Income Trust 99

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	53,998	$673,937	115,292	$1,417,730
Shares issued in connection with
reinvestment of distributions	2,544	31,680	2,860	34,960
	56,542	705,617	118,152	1,452,690
Shares repurchased	(91,045)	(1,135,538)	(77,609)	(945,613)
Net increase (decrease)	(34,503)	$(429,921)	40,543	$507,077

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,074	$13,370	608	$7,432
Shares issued in connection with
reinvestment of distributions	63	777	48	592
	1,137	14,147	656	8,024
Shares repurchased	(34)	(413)	(16)	(195)
Net increase	1,103	$13,734	640	$7,829

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	619,853	$7,756,398	1,254,583	$15,373,826
Shares issued in connection with
reinvestment of distributions	53,218	662,697	55,600	680,739
	673,071	8,419,095	1,310,183	16,054,565
Shares repurchased	(918,554)	(11,531,565)	(552,550)	(6,743,872)
Net increase (decrease)	(245,483)	$(3,112,470)	757,633	$9,310,693

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,379,344	$29,894,907	4,229,766	$51,864,638
Shares issued in connection with
reinvestment of distributions	124,875	1,553,592	116,588	1,427,018
	2,504,219	31,448,499	4,346,354	53,291,656
Shares repurchased	(2,380,609)	(29,675,126)	(2,802,773)	(34,422,498)
Net increase	123,610	$1,773,373	1,543,581	$18,869,158

* Effective November 25, 2019, all class M shares were converted to class A shares and were no longer available for purchase, excluding those shares that had been purchased from Japan distributors, which were liquidated on December 9, 2019.

At the close of the reporting period, Putnam Investments, LLC owned 1,059 class R5 shares of the fund (28.41% of class R5 shares outstanding), valued at $12,644.

100 Global Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 10/31/21
Short-term investments
Putnam Short Term
Investment Fund**	$7,237,903	$113,840,385	$113,328,102	$10,063	$7,750,186
Total Short-term
investments	$7,237,903	$113,840,385	$113,328,102	$10,063	$7,750,186

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Global Income Trust 101

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$11,800,000
Purchased currency option contracts (contract amount)	$60,000,000
Purchased swap option contracts (contract amount)	$274,900,000
Written TBA commitment option contracts (contract amount)	$11,800,000
Written currency option contracts (contract amount)	$22,300,000
Written swap option contracts (contract amount)	$234,700,000
Futures contracts (number of contracts)	500
Forward currency contracts (contract amount)	$420,200,000
OTC interest rate swap contracts (notional)	$6,700,000
Centrally cleared interest rate swap contracts (notional)	$262,400,000
OTC total return swap contracts (notional)	$3,400,000
Centrally cleared total return swap contracts (notional)	$63,600,000
OTC credit default contracts (notional)	$15,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$1,189,721	Payables	$990,510
Foreign exchange
contracts	Investments, Receivables	2,716,427	Payables	3,072,331
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	7,013,162*	Unrealized depreciation	10,178,231*
Total		$10,919,310		$14,241,072

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

102 Global Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,875,393)	$(1,875,393)
Foreign exchange contracts	1,246,408	—	(802,548)	—	$443,860
Interest rate contracts	(251,377)	(1,715,724)	—	(2,765,692)	$(4,732,793)
Total	$995,031	$(1,715,724)	$(802,548)	$(4,641,085)	$(6,164,326)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,353,235	$1,353,235
Foreign exchange contracts	(239,130)	—	(1,197,487)	—	$(1,436,617)
Interest rate contracts	(1,127,398)	128,975	—	(222,722)	$(1,221,145)
Total	$(1,366,528)	$128,975	$(1,197,487)	$1,130,513	$(1,304,527)

Global Income Trust 103

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
OTC Interest
rate swap
contracts*#	$—	$—	$—	$—	$—	$—	$—	$10,429	$—	$10,424	$—	$—	$—	$—	$—	$—	$—	$—	$—	$20,853
Centrally cleared
interest rate
swap contracts§	—	—	144,540	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	144,540
OTC Total
return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared
total return
swap contracts§	—	—	150,224	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	150,224
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	597	—	—	—	—	13,278	—	—	—	—	—	—	13,875
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	171,792	300,019	306,282	—	—	116,129	42,188	239,436	—	—	—	—	—	—	1,175,846
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	24,690	—	—	—	—	—	—	—	—	24,690
Forward
currency
contracts#	278,442	30,361	—	—	103,689	—	25,314	181,669	531,128	294,154	—	—	207,705	354,205	251,142	134,067	89,316	—	30,491	2,511,683
Forward
premium
swap option
contracts#	460,390	36,254	—	—	271,372	—	—	70,113	—	847,291	—	—	235,496	147	—	104,722	544,821	194,224	—	2,764,830
Purchased swap
options **#	13,621	—	—	—	—	—	—	55,894	—	439,036	—	—	1,326,596	212,828	—	—	39,518	—	—	2,087,493
Purchased
options **#	9,232	—	—	—	—	—	—	132,018	—	37,199	—	—	—	—	—	25,094	1,201	—	—	204,744
Total Assets	$761,685	$66,615	$294,764	$—	$375,061	$171,792	$325,333	$757,002	$531,128	$1,628,104	$140,819	$42,188	$2,022,511	$567,180	$251,142	$263,883	$674,856	$194,224	$30,491	$9,098,778

104 Global Income Trust	Global Income Trust 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Liabilities:
OTC Interest
rate swap
contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared
interest rate
swap contracts§	—	—	291,086	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	291,086
OTC Total
return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	11,946	—	—	—	—	—	—	11,946
Centrally cleared
total return
swap contracts§	—	—	16,086	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,086
OTC Credit
default
contracts —
protection
sold*#	84,057	—	—	—	—	518,576	20,387	199,646	—	—	57,206	—	98,692	—	—	—	—	—	—	978,564
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	74,340	—	—	—	—	—	—	—	—	74,340
Forward
currency
contracts#	195,554	221,619	—	—	87,216	—	4,642	734,504	23,126	332,124	—	—	424,530	142,148	203,549	198,214	427,072	—	48,163	3,042,461
Forward
premium
swap option
contracts#	721,591	25,967	—	—	389,262	—	—	107,545	—	891,443	—	—	132,174	—	—	103,974	311,541	93,744	—	2,777,241
Written swap
options #	113,320	—	—	—	56,856	—	—	45,304	—	1,219,352	—	—	1,260,556	320,722	—	94,609	59,095	—	—	3,169,814
Written options #	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29,870	—	—	—	29,870
Total Liabilities	$1,114,522	$247,586	$307,172	$—	$533,334	$518,576	$25,029	$1,086,999	$23,126	$2,442,919	$131,546	$—	$1,927,898	$462,870	$203,549	$426,667	$797,708	$93,744	$48,163	$10,391,408
Total Financial
and Derivative
Net Assets	$(352,837)	$(180,971)	$(12,408)	$—	$(158,273)	$(346,784)	$300,304	$(329,997)	$508,002	$(814,815)	$9,273	$42,188	$94,613	$104,310	$47,593	$(162,784)	$(122,852)	$100,480	$(17,672)	$(1,292,630)
Total collateral
received
(pledged)†##	$(352,837)	$(140,972)	$—	$—	$(158,273)	$(346,784)	$260,000	$(329,997)	$412,834	$(766,785)	$9,273	$—	$94,613	$7,702	$—	$(110,978)	$(70,986)	$38,026	$—
Net amount	$—	$(39,999)	$(12,408)	$—	$—	$—	$40,304	$—	$95,168	$(48,030)	$—	$42,188	$—	$96,608	$47,593	$(51,806)	$(51,866)	$62,454	$(17,672)

106 Global Income Trust	Global Income Trust 107

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Controlled
collateral
received
(including TBA
commitments)**	$—	$—	$—	$168,000	$—	$—	$260,000	$—	$412,834	$—	$198,000	$—	$280,000	$7,702	$—	$—	$—	$38,026	$—	$1,364,562
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(361,944)	$(140,972)	$—	$—	$(170,966)	$(353,929)	$—	$(339,932)	$—	$(766,785)	$—	$—	$—	$—	$—	$(110,978)	$(70,986)	$—	$—	$(2,316,492)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $431,914 and $1,698,624, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

108 Global Income Trust	Global Income Trust 109

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

110 Global Income Trust

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 111

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

112 Global Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2021	$143,128	$ —	$12,318	$ —
October 31, 2020	$135,777	$ —	$13,942	$ —

For the fiscal years ended October 31, 2021 and October 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $277,217 and $359,784 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2021	$ —	$264,899	$ —	$ —
October 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2021